UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10223

Voya Senior Income Fund

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: February 28, 2022

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Voya Investment Management

Annual Report

February 28, 2022

Voya Senior Income Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund's annual and semi-annual shareholder reports, like this annual shareholder report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds' website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

E-Delivery Sign-up – details inside

INVESTMENT MANAGEMENT

voyainvestments.com

Voya Senior Income Fund

ANNUAL REPORT

February 28, 2022

Table of Contents

Portfolio Managers' Report	2
Report of Independent Registered Public Accounting Firm	9
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	17
Portfolio of Investments	28
Tax Information	62
Trustee and Officer Information	63
Advisory and Sub-Advisory Contract Approval Discussion	68
Additional Information	73

  Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements.

Just go to www.individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet.

Voya Senior Income Fund

PORTFOLIO MANAGERS' REPORT

Voya Senior Income Fund* (the "Fund") is a continuously offered, diversified, closed-end management investment company that seeks to provide investors with a high level of monthly income. The Fund seeks to achieve this objective by investing under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in U.S. dollar-denominated floating rate secured senior loans.

PORTFOLIO CHARACTERISTICS AS OF FEBRUARY 28, 2022
Net Assets	$156,157,188
Total Assets	$243,311,913
Assets Invested in Senior Loans	$229,927,810
Senior Loans Represented	471
Average Amount Outstanding per Loan	$488,169
Industries Represented	41
Average Loan Amount per Industry	$5,607,995
Portfolio Turnover Rate (YTD)	76%
Weighted Average Days to Interest Rate Reset	39
Average Loan Final Maturity	62 months
Total Leverage as a Percentage of Total Assets	23.10%

PERFORMANCE SUMMARY

During the year ended February 28, 2022, the Fund's Class A shares distributed total dividends of $0.43, which were all characterized as net investment income, resulting in an average annualized distribution rate(1) of 4.36%. The Fund's Class I and Class W shares each distributed total dividends of $0.46, which were all characterized as net investment income, resulting in an average annualized distribution rate(1) of 4.63% and 4.61%, respectively. During the same period, the Fund's Class C shares distributed total dividends of $0.38, which were all characterized as net investment income, resulting in an average annualized distribution rate(1) of 3.87%.

The Fund's total return for the year ended February 28, 2022, excluding sales charges and based on full reinvestment of dividends, for Class A, Class C, Class I and Class W was 2.92%, 2.41%, 3.28%, and 3.17%, respectively.(2) For the same period, the S&P/LSTA Leveraged Loan Index (the "Index")(3) had a total return of 3.20%.

Portfolio Specifics: The Fund's fiscal period was marked by improving macro conditions buoyed by the reopening of global economies, corporate balance sheet repair and strong capital market activity. These trends contributed to a general reversal of the headwinds that were present in the prior fiscal year, as a global rollout of COVID-19 vaccines improved the trajectory of the pandemic. Coupled with continued fiscal/monetary support, this set the stage for a decent year of performance in the U.S. loan market. Some selling pressure emerged in the last month of the period, however, due to geopolitical tension in Eastern Europe, which heightened volatility in virtually all risk assets. Altogether, the Index returned 3.20% during the Fund's fiscal year. Performance was largely a function of coupon yield, as the average index bid price

(1)  The distribution rate is calculated by annualizing the dividends and distributions declared during the last month of the period (i.e., divide the current month's dividend by the number of days in the related month and multiply by the number of days in the fiscal year) and then dividing the resulting figure by the reporting period-end NAV. The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income and return of capital, but does not include capital gains or losses.

(2)  Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by Voya Investments, LLC. Had all fees and expenses been considered, the total returns would have been lower.

(3)  The Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the Loan Syndications and Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. The Index is not subject to any fees or expenses. An investor cannot invest directly in an index.

Voya Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

saw only a modest gain of 10 basis points ("bp") relative to February 2021. (A basis point equals one one-hundredth of one percent.)

Amidst improved macro conditions, the loan market's technical equation was constructive for investing. Starting with supply, new issuance reached $599 billion, nearly double the amount of new paper syndicated in the prior fiscal period ($311 billion). Underpinned by the improving macro environment and substantial investable capital in the hands of private equity sponsors, merger and acquisition activity represented the bulk of new-issue transactions, reaching record levels for calendar year 2021. As a result, the robust pace of new loan originations expanded the total size of the loan market to roughly $1.38 trillion by index outstandings as of February 2022, a new milestone for the asset class. The strong supply levels were absorbed by robust investor interest for floating rate products. Collateralized loan obligations ("CLOs") — typically the predominant buyers of loans - again represented the bulk of measurable demand, as deal structures demonstrated resilience through the pandemic and continued to offer more attractive yields than other spread products. As a result, CLO issuance set a record in 2021. For the fiscal reporting period, total CLO formation was roughly $180.3 billion, far exceeding the $100 billion recorded in the prior fiscal period. In the retail loan fund space, investment flows turned positive, reversing the redemption activity witnessed for much of 2020. In aggregate, loan funds and ETFs experienced $57.2 billion in inflows during the period, compared to an aggregate outflow of $16.5 billion in the trailing 12 months for February 2021. About $19 billion of that came during the last two months alone, as investors who expected interest rates to increase accelerated flows into the asset class.

While all ratings cohorts were in the black for the one-year reporting period, lower-rated loans fared considerably better. Similar to the last period, CCC-rated loans were the standout performers with an outsized gain of 6.51%, followed by B-rated and BB-rated loans, which returned 3.49% and 1.70%, respectively. The outperformance of riskier credits, while not fully uniform, was not surprising given the continued economic recovery. The recovery provided a boost, especially to those loans that saw downgrades in 2020 due to COVID-19-induced strains. We believe such loans were well positioned to capture a strong tailwind from the reopening trade and an ongoing strong appetite for risk.

From a ratings standpoint, the Fund benefited from selection in CCC-rated loans, and to a lesser extent, from underweights to BBB- and BB-rated loans — both of which underperformed lower-rated categories during the period. At the industry level, the primary relative contributor was selection within oil and gas, while additional benefits included selection in retailers (except food and drug), as well as and security selection within and an underweight to drugs. Looking at individual issuers, the Fund's top relative performer was an overweight to Harvey Gulf International Marine, LLC, which benefited from rising commodity prices. Additional but lesser contributions included overweights to Global Tel*Link Corporation, GTT Communications, Inc. and Belk. In contrast, the Fund was negatively

TOP TEN LOAN ISSUERS
AS OF FEBRUARY 28, 2022
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
Global Tel*Link Corporation	1.0%	1.5%
Bausch Health Companies, Inc.	1.0%	1.5%
Magenta Buyer LLC	0.8%	1.3%
McAfee, LLC	0.8%	1.2%
Quikrete Holdings, Inc.	0.7%	1.1%
Gates Global LLC	0.7%	1.1%
Misys (Finastra)	0.7%	1.1%
Harbor Freight Tools USA, Inc.	0.7%	1.1%
Virgin Media Bristol	0.7%	1.0%
AP Core Holdings, II LLC	0.7%	1.0%

TOP TEN INDUSTRIES
AS OF FEBRUARY 28, 2022
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
Electronics/Electrical	12.7%	19.8%
Health Care	10.5%	16.3%
Business Equipment & Services	9.5%	14.8%
Telecommunications	6.5%	10.1%
Building & Development	4.7%	7.3%
Financial Intermediaries	3.7%	5.8%
Leisure Good/Activities/Movies	3.6%	5.6%
Insurance	3.3%	5.1%
Retailers (Except Food & Drug)	3.3%	5.1%
Automotive	3.1%	4.9%

Voya Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

impacted by selection in CC-rated loans, although the bulk of the impact stemmed from one particular loan. Selection in and an overweight to radio and television also detracted from relative returns, while overweights to Telesat Canada and Diamond Sports Group, LLC were the top issuer-level laggards during the period. Investor concerns around successfully financing a large project weighed on the trading levels of the former, while the latter was under pressure due to a highly leveraged balance sheet and uncertain contract negotiations. Away from investment level performance, the Fund's use of leverage was a benefit to returns given the modestly higher average loan prices experienced over the period.

The Fund experienced three defaults during the period: Glass Mountain Pipeline, LLC, GTT Communications, Inc. and Riverbed Technology, Inc., which are all index constituents. As a result, the index's trailing-12-month default rate by principal amount closed out the period near a record low of just 19 bp, a notable reduction from the 325 bp recorded as of February 2021. Fundamental credit health improved notably during the period compared to the prior fiscal period, when defaults picked up significantly because of business disruptions brought on by the COVID-19 pandemic.

Current Strategy and Outlook: Given the ongoing geopolitical tension in Ukraine, we expect the loan market to remain more closely correlated to the broader financial markets than is typical. The potential for global economic spillover effects from the sanctions imposed on Russia continues to evolve, as markets price in any sustained disruptions and related increases in commodity prices. For now, barring significant escalation a systemic contagion is not viewed as likely, in our opinion. Still, the strong surge in energy prices has triggered growth concerns, most notably in Europe, and we believe likely will lead to continued market volatility until a clearer picture of the economic impact emerges. In the United States, the U.S. Federal Reserve Board ("Fed") has largely stayed the course with its monetary policy path. On March 16, the Fed enacted a 25 bp interest-rate hike and gave guidance that it intends to enact six more rate increases through the balance of the year. We believe this rising interest-rate environment will continue to benefit floating rate loans, particularly if geopolitical tensions subside.

Jeffrey A. Bakalar Senior Managing Director Voya Investment Management Co. LLC	Kelly Byrne Senior Vice President Voya Investment Management Co. LLC
Ratings Distribution as of February 28, 2022
BB or above	24.76%
B	68.72%
CCC or below	5.26%
Not rated*	1.26%

Loan ratings apply to the underlying holdings of the Fund and not the Fund itself. Ratings distribution shows the percentage of the Fund's loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Standard & Poor. Ratings distribution is based on Standard & Poor's senior secured facility ratings. The Standard & Poor's rating scale is as follows, from excellent (high grade) to poor (including default): AAA to D, with intermediate ratings offered at each level between AA and CCC. Anything lower than a BBB-rating is considered a non-investment grade or junk bond. Any security that is not rated by Standard & Poor's is placed in the NR (Not Rated) category. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

*  Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

*  Effective May 31, 2021, Kelly Byrne was added as a portfolio manager of the Fund. In addition, Charles LeMieux, Portfolio Manager, and Senior Vice President of Voya Investment Management's Senior Loan Group retired on May 31, 2021 and no longer serves as a portfolio manager of the Fund.

  On March 24, 2022, the Board of Trustees of the Fund approved changes to the Fund's name, principal investment strategies, portfolio management team and the Fund's primary benchmark. Changes to the Fund's name and principal investment strategies are contingent upon the issuance of an exemptive order for the Fund from the U.S. Securities and Exchange. These changes along with the additions to the Fund's portfolio management team and primary benchmark, are expected to become effective on or about June 30, 2022. If the exemptive order is issued, the name of the Fund will change to "Voya Credit Income Fund."

  In connection with the change to the Fund's name, the Fund's policy to invest at least 80% of its net assets in U.S. dollar-denominated floating rate secured senior loans will be removed and, instead, the Fund will adopt a policy to invest, under normal market conditions, at least 80% of its net assets in floating-rate obligations, fixed-income securities, and derivative instruments intended to provide economic exposure to such credit sectors.

Voya Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

	Average Annual Total Net Returns for the Periods Ended February 28, 2022
	1 Year	3 Years	5 Years	10 Years
Including Sales Charge:
Class A(1)	0.34%	-0.32%	0.86%	3.54%
Class C(2)	1.42%	0.04%	0.89%	3.29%
Class I	3.28%	0.77%	1.63%	4.07%
Class W	3.17%	0.76%	1.63%	4.07%
Excluding Sales Charge:
Class A	2.92%	0.51%	1.37%	3.80%
Class C	2.41%	0.04%	0.89%	3.29%
Class I	3.28%	0.77%	1.63%	4.07%
Class W	3.17%	0.76%	1.63%	4.07%
Index	3.20%	4.15%	4.02%	4.37%

Total net returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by Voya Investments, LLC. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's future performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month-end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The commentary provided was based in part upon attribution analysis from FactSet and is for informational purposes only and is not intended as investment advice. The commentary may reference current holdings as well as holdings that may have been sold during the period. Performance figures for individual sectors and individual holdings in FactSet attribution are gross of fees. Results are on a gross-of-fees basis.

(1)  Reflects deduction of the maximum Class A sales charge of 2.50%. Effective June 30, 2020, there is no front-end sales charge if you purchase Class A Common Shares in an amount of $500,000 or more. However, the shares will be subject to a 1.00% Early Withdrawal Charge ("EWC") if they are repurchased by the Fund within one year of purchase. Prior to June 30, 2020, there was no front-end sales charge if you purchased Class A Common Shares in the amount of $500,000 or more. However, the shares were subject to a 1.00% EWC if they were repurchased by the Fund within six months of purchase. Prior to May 1, 2017, there was no front-end sales charge if you purchased Class A Common Shares in the amount of $1 million or more. However, the shares were subject to a 1.00% EWC if they were repurchased by the Fund within one year of purchase.

(2)  Class C maximum EWC is 1.00% for the first year.

Voya Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

The attribution analysis from FactSet compares loan level performance of the portfolio to the Index. FactSet attribution does not include any other fund performance attribution impact (e.g., structural impacts, intraday trade prices, fee income, cash, etc). Further, certain assumptions are made in FactSet's model for the calculation of daily total returns for loans in the portfolio, including how FactSet accrues income and calculates coupon, both of which may have an impact on the derived total return used in the attribution analysis. FactSet obtains daily weights and returns for the Index directly from S&P/LCD. The calculated returns used in the attribution analysis are not accounting-based returns. Investment performance presented differs from actual performance and was not constructed according to the input, calculation, presentation, and disclosure requirements of the Global Investment Performance Standards. Attribution analysis is intended only to directionally understand drivers of performance and is not intended to convey unintended precision or accuracy. FactSet attribution results can vary, even for historical periods, from previously run attribution reports for those same periods. These variances can be a result of changes to FactSet's system, improvements or revisions to calculation methodology, or data reconciliation efforts. Voya IM believes that attribution and statements based on attribution are directionally useful for understanding performance, but Voya IM does not represent that such information is accurate or complete.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Senior loans are subject to credit risks and the potential for non-payment of scheduled principal or interest payments, which may result in a reduction of the Fund's NAV.

Fund holdings are subject to change daily.

YIELDS AND DISTRIBUTION RATES
	30-Day SEC Yields(1)
	Class A	Class C	Class I	Class W
February 28, 2022	3.83%	3.32%	4.08%	4.08%
February 28, 2021	3.51%	3.10%	3.86%	3.85%
	Average Annualized Distribution Rates(2)
	Class A	Class C	Class I	Class W
February 28, 2022	4.36%	3.87%	4.63%	4.61%
February 28, 2021	3.53%	3.04%	3.80%	3.78%

(1)  Yield is calculated by dividing the Fund's net investment income per share for the most recent thirty days by the net asset value. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Fund's yield consistent with the U.S. Securities and Exchange Commission ("SEC") standardized yield formula.

(2)  The distribution rate is calculated by annualizing the dividends declared during the last month of the period (i.e., divide the current month's dividend by the number of days in the related month and multiply by the number of days in the fiscal year) and then dividing the resulting figure by the reporting period-end NAV. The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income and return of capital, but does not include capital gains or losses.

In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:

Derivative Risk: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss

Voya Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.

Credit Risk: Prices of the Fund's investments are likely to fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons, or if the borrower or issuer is late (or defaults) in paying interest or principal. The Fund invests a substantial portion of its assets in below investment-grade senior loans and other below investment-grade assets. Below investment-grade loans commonly known as high-yielding, high risk investments or as "junk" investments involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans and are subject to greater levels of credit and liquidity risks. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Fund's Common Shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the value of the Fund's net asset value ("NAV") will decrease.

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Fund's portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund's assets may decrease, which will cause the Fund's NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund's portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

As of the date of this report, the United States experiences a low interest rate environment, which may increase the Fund's exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.

Leverage Risk: The use of leverage through borrowings or the issuance of Preferred Shares can adversely affect the yield on the Common Shares. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Further, because the fee paid to the Adviser will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage. The Fund is subject to certain restrictions imposed by lenders to the Fund and may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for debt or the Preferred Shares issued by the Fund. These restrictions are expected to impose asset coverage, fund composition requirements and limits on investment techniques, such as the use of financial

Voya Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

derivative products that are more stringent than those imposed on the Fund by the Investment Company Act of 1940, as amended (the "1940 Act"). These restrictions could impede the manager from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

Liquidity Risk: The Fund does not repurchase its shares on a daily basis and no market for the Fund's Common Shares is expected to exist. To provide a measure of liquidity, the Fund will normally make monthly repurchase offers for not less than 5% of its outstanding Common Shares. If more than 5% of Common Shares are tendered, investors may not be able to completely liquidate their holdings in any one month. Shareholders also will not have liquidity between these monthly repurchase dates.

Voya Senior Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Voya Senior Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Senior Income Fund (the "Fund"), including the portfolio of investments, as of February 28, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at February 28, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the years in the seven-year period ended February 28, 2019, were audited by another independent registered public accounting firm whose report, dated April 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
April 28, 2022

Voya Senior Income Fund

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2022

ASSETS:
Investments in securities at value (Cost $235,874,121)	$232,022,519
Foreign currencies at value (Cost $38,539)	38,348
Receivables:
Investment securities sold	6,016,542
Fund shares sold	249,194
Interest	758,856
Due from broker	4,000,000
Unrealized appreciation on forward foreign currency contracts	156,845
Reimbursement due from manager	23,131
Prepaid expenses	23,771
Other assets	22,707
Total assets	243,311,913
LIABILITIES:
Notes payable	56,200,000
Accrued interest payable	74,658
Payable for investment securities purchased	26,298,399
Payable for investment management fees	128,684
Payable to custodian due to bank overdraft	3,259,868
Payable for distribution and shareholder service fees	31,557
Income distribution payable	424,036
Unfunded loan commitments (Note 8)	407,325
Payable to trustees under the deferred compensation plan (Note 9)	22,707
Payable for trustee fees	6,153
Other accrued expenses and liabilities	301,338
Total liabilities	87,154,725
NET ASSETS	$156,157,188
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$261,550,316
Total distributable loss	(105,393,128)
NET ASSETS	$156,157,188

See Accompanying Notes to Financial Statements

Voya Senior Income Fund

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2022 (continued)

Class A
Net assets	$127,411,321
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	11,805,016
Net asset value and redemption price per share(2)	$10.79
Maximum offering price per share (2.50%)(1)	$11.07
Class C
Net assets	$11,854,403
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	1,101,135
Net asset value and redemption price per share(2)	$10.77
Class I
Net assets	$9,671,099
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	900,025
Net asset value and redemption price per share	$10.75
Class W
Net assets	$7,220,365
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	668,576
Net asset value and redemption price per share	$10.80

(1)  Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable early withdrawal charge.

See Accompanying Notes to Financial Statements

Voya Senior Income Fund

STATEMENT OF OPERATIONS for the Year Ended February 28, 2022

INVESTMENT INCOME:
Interest	$10,066,387
Other	137,034
Total investment income	10,203,421
EXPENSES:
Investment management fees	1,859,565
Distribution and service fees:
Class A	325,295
Class C	151,918
Transfer agent fees:
Class A	145,856
Class C	22,733
Class I	12,095
Class W	9,058
Interest expense	776,094
Custodian fees	170,030
Professional fees	94,591
Trustees fees	2,298
Registration fees	60,350
Shareholder reporting expense	55,120
Miscellaneous expense	23,481
Total expenses	3,708,484
Waived and reimbursed fees	(254,219)
Net expenses	3,454,265
Net investment income	6,749,156
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(452,167)
Forward foreign currency contracts	634,691
Foreign currency related transactions	135,732
Net realized gain	318,256
Net change in unrealized appreciation (depreciation) on:
Investments	(2,174,952)
Forward foreign currency contracts	193,152
Foreign currency related transactions	45
Net change in unrealized appreciation (depreciation)	(1,981,755)
Net realized and unrealized loss	(1,663,499)
Increase in net assets resulting from operations	$5,085,657

See Accompanying Notes to Financial Statements

Voya Senior Income Fund

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28, 2022	Year Ended February 28, 2021
FROM OPERATIONS:
Net investment income	$6,749,156	$7,431,193
Net realized gain (loss)	318,256	(33,496,396)
Net change in unrealized appreciation (depreciation)	(1,981,755)	18,550,937
Increase (decrease) in net assets resulting from operations	5,085,657	(7,514,266)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(5,178,586)	(5,544,651)
Class C	(695,791)	(1,046,544)
Class I	(461,659)	(478,476)
Class W	(340,410)	(417,356)
Total distributions	(6,676,446)	(7,487,027)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	15,163,308	10,340,963
Reinvestment of distributions	1,239,504	1,352,135
	16,402,812	11,693,098
Cost of shares redeemed	(40,975,824)	(56,090,444)
Net decrease in net assets resulting from capital share transactions	(24,573,012)	(44,397,346)
Net decrease in net assets	(26,163,801)	(59,398,639)
NET ASSETS:
Beginning of year or period	182,320,989	241,719,628
End of year or period	$156,157,188	$182,320,989

See Accompanying Notes to Financial Statements

Voya Senior Income Fund

STATEMENT OF CASH FLOWS for the Year Ended February 28, 2022

INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Interest received	$9,673,043
Other assets received	140,784
Interest paid	(746,087)
Other operating expenses paid	(2,591,685)
Purchases of securities	(175,598,792)
Proceeds on sale of securities	216,940,441
Net cash provided by operating activities	47,817,704
Cash Flows From Financing Activities:
Total distributions paid to common shareholders (net of reinvestments)	(5,414,032)
Proceeds from shares sold	15,163,850
Payment on capital shares repurchased	(40,975,824)
Proceeds from notes payable	109,200,000
Repayment of notes payable	(125,900,000)
Payable to custodian due to overdraft	3,101,249
Due from broker	(3,000,000)
Net cash flows used in financing activities	(47,824,757)
Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	7
Cash
Net decrease in cash	(7,046)
Cash and foreign currency at beginning of year or period	45,394
Cash and foreign currency at end of year or period	$38,348
Reconciliation of Increase in Net Assets Resulting from Operations to Net Cash provided by Operating Activities:
Increase in net assets resulting from operations	$5,085,657
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by operating activities:
Change in unrealized appreciation or depreciation on investments	2,174,952
Change in unrealized appreciation or depreciation on forward foreign currency contracts	(193,152)
Change in unrealized appreciation on other assets and liabilities	(45)
Net accretion of discounts on investments	(390,664)
Net amortization of premiums on investments	56,415
Net realized gain on sale of investments and foreign currency related transactions	(318,256)
Purchases of investments	(175,598,792)
Proceeds on sales of securities	216,940,441
Decrease in other assets	3,750
Increase in interest receivable	(59,095)
Increase in reimbursement due from manager	(928)
Decrease in prepaid expenses	16,559
Increase in accrued interest payable	30,007
Decrease in payable for investment management fees	(26,765)
Increase in unfunded loan commitments	168,579
Decrease in payable for shareholder service and distribution fees	(9,981)
Decrease in accrued trustee fees	(11,810)
Decrease in other accrued expenses	(49,168)
Total adjustments	42,732,047
Net cash provided by operating activities	$47,817,704
Non Cash Financing Activities
Receivable for shares sold	$249,194
Reinvestment of distributions	$1,239,504

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Per Share Operating Performance										Ratios to average net assets after reimbursement/ recoupment			Ratios to average net assets before reimbursement/ recoupment			Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains on investments	Distributions from return of capital	Total distributions	Net asset value, end of year or period	Total Investment Return(1)	Expenses (before interest and other fees related to revolving credit facility)(2)(3)	Expenses (with interest and other fees related to revolving credit facility)(2)(3)	Net investment income (loss)(2)(3)	Expenses (before interest and other fees related to revolving credit facility)(3)	Expenses (with interest and other fees related to revolving credit facility)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio Turnover
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class A
02-28-22	10.91	0.44	*	(0.13)	0.31	(0.43)	—	—	(0.43)	10.79	2.92	1.55	2.01	4.02	1.70	2.16	3.87	127,411	76
02-28-21	11.51	0.40	*	(0.60)	(0.20)	(0.40)	—	—	(0.40)	10.91	(1.39)	1.66	2.20	3.91	1.83	2.37	3.74	134,440	44
02-29-20	12.19	0.64	*	(0.63)	0.01	(0.69)	—	—	(0.69)	11.51	0.06	1.69	2.88	5.36	1.83	3.02	5.22	173,654	45
02-28-19	12.61	0.64		(0.38)	0.26	(0.68)	—	—	(0.68)	12.19	2.14	1.72	3.03	5.21	1.80	3.11	5.14	122,868	60
02-28-18	12.85	0.57	*	(0.17)	0.40	(0.50)	—	(0.14)	(0.64)	12.61	3.22	1.69	2.55	4.50	1.73	2.59	4.46	164,285	88
02-29-17	11.85	0.67		1.02	1.69	(0.69)	—	—	(0.69)	12.85	14.56	1.63	2.12	5.34	1.68	2.17	5.28	207,989	69
02-28-16	13.15	0.70		(1.30)	(0.60)	(0.70)	—	—	(0.70)	11.85	(4.77)	1.65	2.07	5.48	1.75	2.17	5.38	196,812	44
02-28-15	13.50	0.65	*	(0.28)	0.37	(0.72)	—	—	(0.72)	13.15	2.81	1.66	2.09	4.90	1.69	2.12	4.87	264,305	63
02-28-14	13.34	0.70	*	0.26	0.96	(0.72)	—	(0.08)	(0.80)	13.50	7.44	1.61	1.98	5.23	1.59	1.95	5.25	403,027	76
02-29-13	12.76	0.95		0.61	1.56	(0.97)	—	—	(0.97)	13.34	12.56	1.66	2.14	7.23	1.68	2.16	7.21	234,056	94
Class C
02-28-22	10.89	0.38	*	(0.12)	0.26	(0.38)	—	—	(0.38)	10.77	2.41	2.05	2.51	3.49	2.20	2.66	3.34	11,854	76
02-28-21	11.48	0.35	*	(0.59)	(0.24)	(0.35)	—	—	(0.35)	10.89	(1.80)	2.16	2.70	3.46	2.33	2.87	3.29	27,248	44
02-29-20	12.16	0.60	*	(0.65)	(0.05)	(0.63)	—	—	(0.63)	11.48	(0.44)	2.19	3.38	5.02	2.33	3.52	4.88	40,876	45
02-28-19	12.59	0.58		(0.39)	0.19	(0.62)	—	—	(0.62)	12.16	1.56	2.22	3.53	4.72	2.30	3.61	4.64	145,198	60
02-28-18	12.82	0.50		(0.15)	0.35	(0.44)	—	(0.14)	(0.58)	12.59	2.79	2.19	3.05	4.00	2.23	3.09	3.96	175,929	88
02-29-17	11.83	0.61		1.01	1.62	(0.63)	—	—	(0.63)	12.82	13.93	2.13	2.62	4.84	2.18	2.67	4.79	214,361	69
02-28-16	13.13	0.63		(1.29)	(0.66)	(0.64)	—	—	(0.64)	11.83	(5.27)	2.15	2.57	4.98	2.25	2.67	4.88	220,899	44
02-28-15	13.47	0.59	*	(0.28)	0.31	(0.65)	—	—	(0.65)	13.13	2.38	2.16	2.59	4.42	2.19	2.62	4.39	294,011	63
02-28-14	13.32	0.64	*	0.25	0.89	(0.66)	—	(0.08)	(0.74)	13.47	6.85	2.10	2.47	4.78	2.08	2.44	4.81	345,801	76
02-29-13	12.74	0.88		0.61	1.49	(0.91)	—	—	(0.91)	13.32	12.05	2.14	2.62	6.75	2.16	2.64	6.73	265,812	94
Class I
02-28-22	10.86	0.46	*	(0.11)	0.35	(0.46)	—	—	(0.46)	10.75	3.28	1.30	1.76	4.26	1.45	1.91	4.11	9,671	76
02-28-21	11.46	0.43	*	(0.60)	(0.17)	(0.43)	—	—	(0.43)	10.86	(1.14)	1.41	1.95	4.17	1.58	2.12	4.00	11,783	44
02-29-20	12.15	0.68	*	(0.65)	0.03	(0.72)	—	—	(0.72)	11.46	0.22	1.44	2.63	5.73	1.57	2.76	5.60	13,974	45
02-28-19	12.57	0.68		(0.39)	0.29	(0.71)	—	—	(0.71)	12.15	2.41	1.47	2.78	5.47	1.53	2.84	5.42	29,733	60
02-28-18	12.81	0.60	*	(0.17)	0.43	(0.53)	—	(0.14)	(0.67)	12.57	3.49	1.44	2.30	4.74	1.45	2.31	4.73	34,324	88
02-29-17	11.82	0.69		1.03	1.72	(0.73)	—	—	(0.73)	12.81	14.79	1.38	1.87	5.57	1.41	1.90	5.55	46,319	69
02-28-16	13.12	0.72		(1.29)	(0.57)	(0.73)	—	—	(0.73)	11.82	(4.54)	1.40	1.82	5.71	1.48	1.90	5.63	33,210	44
02-28-15	13.47	0.68	*	(0.28)	0.40	(0.75)	—	—	(0.75)	13.12	3.09	1.41	1.84	5.14	1.41	1.84	5.14	53,877	63
02-28-14	13.31	0.73	*	0.27	1.00	(0.76)	—	(0.08)	(0.84)	13.47	7.76	1.33	1.70	5.43	1.30	1.67	5.46	109,180	76
02-29-13	12.73	0.99		0.59	1.58	(1.00)	—	—	(1.00)	13.31	12.87	1.41	1.89	7.50	1.43	1.91	7.48	36,900	94
Class W
02-28-22	10.92	0.47	*	(0.13)	0.34	(0.46)	—	—	(0.46)	10.80	3.17	1.30	1.76	4.26	1.45	1.91	4.11	7,220	76
02-28-21	11.52	0.43	*	(0.60)	(0.17)	(0.43)	—	—	(0.43)	10.92	(1.13)	1.41	1.95	4.19	1.58	2.12	4.02	8,850	44
02-29-20	12.20	0.68		(0.64)	0.04	(0.72)	—	—	(0.72)	11.52	0.31	1.44	2.63	5.68	1.58	2.77	5.54	13,215	45
02-28-19	12.62	0.67		(0.38)	0.29	(0.71)	—	—	(0.71)	12.20	2.40	1.47	2.78	5.44	1.55	2.86	5.36	16,250	60
02-28-18	12.86	0.60		(0.17)	0.43	(0.53)	—	(0.14)	(0.67)	12.62	3.47	1.44	2.30	4.76	1.48	2.34	4.72	27,431	88
02-29-17	11.86	0.70	*	1.03	1.73	(0.73)	—	—	(0.73)	12.86	14.83	1.38	1.87	5.59	1.43	1.92	5.54	27,161	69
02-28-16	13.16	0.73		(1.30)	(0.57)	(0.73)	—	—	(0.73)	11.86	(4.52)	1.40	1.82	5.73	1.50	1.92	5.63	26,306	44
02-28-15	13.51	0.69	*	(0.29)	0.40	(0.75)	—	—	(0.75)	13.16	3.08	1.41	1.84	5.15	1.44	1.87	5.12	31,608	63
02-28-14	13.36	0.74	*	0.25	0.99	(0.76)	—	(0.08)	(0.84)	13.51	7.65	1.36	1.73	5.51	1.34	1.70	5.54	48,587	76
02-29-13	12.76	0.96		0.65	1.61	(1.00)	—	—	(1.00)	13.36	13.00	1.41	1.89	7.40	1.43	1.91	7.38	49,149	94

(1)  Total investment return has been calculated assuming a purchase at the beginning of each period and a sale at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, on the dividend/distribution date. Total investment return does not include sales load.

(2)  The Investment Adviser has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Investment Adviser within three years to the following: Class A – 0.80% of

Managed Assets plus 0.45% of average daily net assets; Class C – 0.80% of Managed Assets plus 0.95% of average daily net assets; Class I – 0.80% of Managed Assets plus 0.20% of average daily net assets; and Class W – 0.80% of Managed Assets plus 0.20% of average daily net assets.

(3)  Annualized for periods less than one year.

*  Calculated using average amount of shares outstanding throughout the period.

**  Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Supplemental data
	Borrowings at end of year or period	Asset coverage per $1,000 of debt	Average borrowings(1)	Shares outstanding at end of year or period
Year or period ended	($000's)	($)	($000's)	($000's)
Class A
02-28-22	56,200	3,780	63,085	11,805
02-28-21	72,900	3,500	69,828	12,327
02-29-20	101,800	3,370	106,324	15,092
02-28-19	118,500	3,650	149,594	10,082
02-28-18	169,300	3,370	173,235	13,026
02-29-17	154,800	4,200	149,897	16,188
02-28-16	160,900	3,970	188,201	16,602
02-28-15	224,500	3,870	276,481	20,093
02-28-14	293,500	4,090	228,860	29,859
02-29-13	169,000	4,470	191,959	17,541
Class C
02-28-22	56,200	3,780	63,085	1,101
02-28-21	72,900	3,500	69,828	2,503
02-29-20	101,800	3,370	106,324	3,560
02-28-19	118,500	3,650	149,594	11,940
02-28-18	169,300	3,370	173,235	13,977
02-29-17	154,800	4,200	149,897	16,715
02-28-16	160,900	3,970	188,201	18,667
02-28-15	224,500	3,870	276,481	22,392
02-28-14	293,500	4,090	228,860	25,644
02-29-13	169,000	4,470	191,959	19,949
Class I
02-28-22	56,200	3,780	63,085	900
02-28-21	72,900	3,500	69,828	1,085
02-29-20	101,800	3,370	106,324	1,219
02-28-19	118,500	3,650	149,594	2,448
02-28-18	169,300	3,370	173,235	2,730
02-29-17	154,800	4,200	149,897	3,615
02-28-16	160,900	3,970	188,201	2,809
02-28-15	224,500	3,870	276,481	4,106
02-28-14	293,500	4,090	228,860	8,106
02-29-13	169,000	4,470	191,959	2,772
Class W
02-28-22	56,200	3,780	63,085	669
02-28-21	72,900	3,500	69,828	811
02-29-20	101,800	3,370	106,324	1,148
02-28-19	118,500	3,650	149,594	1,332
02-28-18	169,300	3,370	173,235	2,173
02-29-17	154,800	4,200	149,897	2,113
02-28-16	160,900	3,970	188,201	2,218
02-28-15	224,500	3,870	276,481	2,401
02-28-14	293,500	4,090	228,860	3,597
02-29-13	169,000	4,470	191,959	3,678

(1)  Based on the active days of borrowing.

See Accompanying Notes to Financial Statements

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2022

NOTE 1 — ORGANIZATION

Voya Senior Income Fund (the "Fund"), a Delaware statutory trust, is registered under the 1940 Act, as a continuously-offered, diversified, closed-end, management investment company. The Fund invests, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings, for investment purposes, in U.S. dollar-denominated floating rate secured senior loans, which generally are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates. Effective April 2, 2001, the Fund commenced the offering of Class A and Class C shares to the public. Effective April 15, 2008, the Fund commenced the offering of Class I and Class W shares to the public.

The Fund currently has four classes of shares: A, C, I and W. Class A shares are subject to a sales charge of up to 2.50%. Effective June 30, 2020, Class A shares purchased in excess of $500,000 are not subject to a sales charge but are subject to an EWC of 1.00% if repurchased by the Fund within one year of purchase. Prior to June 30, 2020, Class A shares purchased in excess of $500,000 were not subject to a sales charge but were subject to an EWC of 1.00% if repurchased by the Fund within six months of purchase. Class C shares are subject to an EWC of 1.00% if repurchased by the Fund within one year of purchase.

Effective November 2, 2021, Class C shares, along with their pro rata reinvested dividend shares, will automatically convert to Class A shares of the same Fund, after a holding period of 8 years from date of purchase. Prior to November 2, 2021, Class C shares, along with their pro rata reinvested dividend shares, automatically converted to Class A shares of the same Fund, after a holding period of 10 years from date of purchase.

To maintain a measure of liquidity, the Fund will offer to repurchase not less than 5% of its outstanding Common Shares on a monthly basis. This is a fundamental policy that cannot be changed without shareholder approval. The Fund may not offer to repurchase more than 25% of its outstanding Common Shares in any calendar quarter. Other than these monthly repurchases, no market for the Fund's Common Shares is expected to exist. The separate classes of shares differ principally in their distribution fees and shareholder servicing fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata on the average daily net assets of each class, without distinction between share classes. Differences in the per share dividend rates generally result from differences in separate class expenses, including distribution fees and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the share classes, if any.

Voya Investments, LLC ("Voya Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has engaged Voya Investment Management Co. LLC ("Voya IM" or the "Sub-Adviser"), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles ("GAAP") and follows the accounting and reporting guidance applicable to investment companies.

A.  Senior Loan and Other Security Valuation. The Fund is open for business every day the New York Stock Exchange ("NYSE") opens for regular trading (each such day, a "Business Day"). The net asset value ("NAV") per Common Share of each class of the Fund is determined each Business Day as of the

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

close of the regular trading session ("Market Close"), as determined by the Consolidated Tape Association ("CTA"), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per Common Share of each class of the Fund is calculated by dividing the value of the Fund's loan assets plus all cash and other assets (including accrued expenses but excluding capital and surplus) attributable to that class of Common Shares by the number of Common Shares outstanding. The NAV per Common Share is made available for publication. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund's assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund's assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees ("Board"). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter ("OTC") market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities' (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund's valuation procedures; a "Pricing Committee" comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund's NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the Sub-Adviser's or Pricing Committee's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund's investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.

B.  Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

discount accretion are deferred and recognized over the lives of the respective loans. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the shorter of four years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Amendment fees and other fees earned are reported on the Statement of Operations.

C.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Forward Foreign Currency Contracts. The Fund has entered into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward foreign contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the respective Portfolio of Investments.

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For the year ended February 28, 2022, the Fund had an average quarterly contract amount on forward foreign currency contracts to sell of $10,713,301. Please refer to the table within the Portfolio of Investments for open forward foreign currency contracts to sell at February 28, 2022.

E.  When-Issued Delayed-Delivery. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date.

F.   Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

G.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Fund records distributions to its shareholders on the ex-dividend date.

H.   Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS

For the year ended February 28, 2022, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $184,537,684 and $205,234,650, respectively. At February 28, 2022, the Fund held senior loans valued at $229,927,810 representing 99.1% of its total investments. The fair value of these assets is established as set forth in Note 2.

The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2022 (continued)

NOTE 3 — INVESTMENTS (continued)

Warrants and shares of common stock held in the portfolio were acquired in conjunction with loans held by the Fund. Certain of these shares and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after the issuance of the shares or warrants.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement ("Management Agreement") with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Fund's Managed Assets. For purposes of the Management Agreement, managed assets ("Managed Assets") are defined as the Fund's average daily gross asset value, minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily Managed Assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund's assets in accordance with the Fund's investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class A and Class C shares of the Fund have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby Voya Investments Distributor, LLC (the "Distributor"), a Delaware limited liability company, is compensated by the Fund for expenses incurred in the distribution of the Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who executed a distribution agreement with the Distributor. Under the 12b-1 plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C
0.25%	0.75%

The Distributor may also retain the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the EWC paid by the shareholders upon certain redemptions/repurchases for Class A shares and Class C shares. For the year ended February 28, 2022, the Distributor retained the following amounts:

	Class A	Class C
Initial Sales Charges:	$1,612	$—
EWC's:	—	197

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2022 (continued)

NOTE 6 — EXPENSE LIMITATIONS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, to the following:

Class A — 0.90% of Managed Assets plus 0.45% of average daily net assets
Class C — 0.90% of Managed Assets plus 0.95% of average daily net assets
Class I — 0.90% of Managed Assets plus 0.20% of average daily net assets
Class W — 0.90% of Managed Assets plus 0.20% of average daily net assets

Pursuant to a side letter agreement through July 1, 2022, the Investment Adviser has further lowered the expense limits to the following. Any Fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

Class A — 0.80% of Managed Assets plus 0.45% of average daily net assets
Class C — 0.80% of Managed Assets plus 0.95% of average daily net assets
Class I — 0.80% of Managed Assets plus 0.20% of average daily net assets
Class W — 0.80% of Managed Assets plus 0.20% of average daily net assets

Unless otherwise specified above, the Investment Adviser may at a later date recoup from the Fund for fees waived and other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of February 28, 2022, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser and the related expiration dates are as follows:

February 28 or 29,
2023	2024	2025	Total
$364,907	$274,267	$—	$639,174

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived and/or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of February 28, 2022, are as follows:

	February 28 or 29,
	2023	2024	2025	Total
Class A	$6,757	$5,807	$—	$12,564
Class C	7,733	1,346	—	9,079
Class W	707	428	—	1,135

The recoupable amounts listed above were waived or reimbursed prior to January 1, 2021, which was the effective date of the non-recoupable side letter agreement.

The expense limitation agreement is contractual through July 1, 2022 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 7 — COMMITMENTS

Effective May 7, 2021, the Fund has entered into a 364-day revolving credit agreement, collateralized by assets of the Fund, to borrow up to $85 million maturing May 6, 2022. Borrowing rates under this agreement are based on a fixed spread over LIBOR, and a commitment fee is charged on the unused portion. Prior to May 7, 2021, the predecessor credit agreement was for $114 million maturing May 7, 2021. There was $56.2 million of borrowings outstanding at February 28, 2022. The weighted average interest rate on outstanding borrowings at February 28, 2022 was 1.13%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 23.09% of total assets at February 28, 2022. Prepaid arrangement fees are amortized over the term of the agreement. Average borrowings for the year ended February 28, 2022 were $63,085,479 and the average annualized interest rate was 1.23%.

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2022 (continued)

NOTE 8 — SENIOR LOAN COMMITMENTS

As of February 28, 2022, the Fund had unfunded loan commitments pursuant to the terms of the following loan agreements:

Unfunded Loan Commitments
Dessert Holdings Inc. Delayed Draw Term Loan	$48,947
ENC Holding Corporation Delayed Draw Term Loan	26,531
Holley Purchaser, Inc. 2021 Delayed Draw Term Loan	32,000
IPS Corporation 2021 Delayed Draw Term Loan	47,500
Medical Solutions Holdings, Inc. 2021 Delayed Draw Term Loan	52,000
National Mentor Holdings, Inc. 2021 Delayed Draw Term Loan	47,601
Pacific Bells, LLC Delayed Draw Term Loan	3,299
Pro Mach Group, Inc. 2021 Delayed Draw Term Loan	32,123
Refficiency Holdings LLC 2021 Delayed Draw Term Loan	23,540
Service Logic Acquisition, Inc Delayed Draw Term Loan	25,500
Sovos Compliance, LLC 2021 Delayed Draw Term Loan	30,925
Trident TPI Holdings, Inc. 2021 Delayed Draw Term Loan	15,019
VT Topco, Inc. 2021 Delayed Draw Term Loan	22,340
$407,325

NOTE 9 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Fund has adopted a deferred compensation plan (the "DC Plan"), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees' fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the "Notional Funds"). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees' deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of "Other assets" on the accompanying Statement of Assets and Liabilities. Deferral of trustees' fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Fund may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 under the 1940 Act. For the year ended February 28, 2022, the Fund engaged in such purchase and sale transactions totaling $1,008,839 and $3,458,853, respectively.

NOTE 10 — SUBORDINATED LOANS AND UNSECURED LOANS

The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Fund may invest up to 20% of its total assets, measured at the time of investment, in subordinated loans, unsecured debt instruments and other investments, as directed by the Prospectus. As of February 28, 2022, the Fund held no subordinated loans or unsecured loans.

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2022 (continued)

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding
period ended	#	#	#	#	#
Class A
02-28-22	1,227,502	86,263	(1,835,725)	—	(521,960)
02-28-21	741,977	94,694	(3,601,868)	—	(2,765,197)
Class C
02-28-22	31,853	17,696	(1,451,073)	—	(1,401,524)
02-28-21	54,759	26,043	(1,138,248)	—	(1,057,446)
Class I
02-28-22	112,929	3,856	(301,892)	—	(185,107)
02-28-21	177,990	3,763	(315,570)	—	(133,817)
Class W
02-28-22	17,467	5,962	(165,383)	—	(141,954)
02-28-21	34,913	8,919	(380,924)	—	(337,092)
Year or	Shares sold	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
period ended	($)	($)	($)	($)	($)
Class A
02-28-22	13,403,194	940,172	(20,070,490)	—	(5,727,124)
02-28-21	7,575,439	960,647	(37,227,263)	—	(28,691,177)
Class C
02-28-22	346,435	192,452	(15,811,023)	—	(15,272,136)
02-28-21	557,792	263,379	(11,718,369)	—	(10,897,198)
Class I
02-28-22	1,223,123	41,851	(3,284,120)	—	(2,019,146)
02-28-21	1,857,499	38,105	(3,222,186)	—	(1,326,582)
Class W
02-28-22	190,556	65,029	(1,810,191)	—	(1,554,606)
02-28-21	350,233	90,004	(3,922,626)	—	(3,482,389)

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, capital loss carryforwards, and wash sale deferrals.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended February 28, 2022	Year Ended February 28, 2021
Ordinary Income	Ordinary Income
$6,676,446	$7,487,027

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2022 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of February 28, 2022 were:

Undistributed Ordinary	Unrealized Appreciation/	Capital Loss Carryforwards				Total Distributable
Income	(Depreciation)	Amount	Character	Expiration	Other	Earnings/(Loss)
$1,398,448	$(3,875,350)	$(7,548,580)	Short-term	None	$(440,688)	$(105,393,128)
		(94,926,958)	Long-term	None
$(102,475,538)

The Fund's major tax jurisdictions are U.S. federal and Arizona state.

As of February 28, 2022, no provision for income tax is required in the Fund's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 13 — LONDON INTERBANK OFFERED RATE ("LIBOR")

In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties' existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund's existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.

NOTE 14 — MARKET DISRUPTION

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial

Voya Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2022 (continued)

NOTE 14 — MARKET DISRUPTION (continued)

markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of a Fund's investments, including beyond a Fund's direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund's service providers.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 16 — SUBSEQUENT EVENTS

Dividends Declared: Subsequent to February 28, 2022, the Fund declared the following dividends from net investment income:

Class	Per Share Amount	Declaration Date	Record Date	Payable Date
A	$0.03996	Daily	Daily	April 1, 2022
C	$0.03540	Daily	Daily	April 1, 2022
I	$0.04225	Daily	Daily	April 1, 2022
W	$0.04225	Daily	Daily	April 1, 2022

Line of Credit: On March 24, 2022, the Board approved a 60-day extension which would be effective on May 6, 2022 and would continue for a period of 60 days, expiring on July 5, 2022.

Name change: On March 24, 2022, the Board approved changes to the Fund's name, principal investment strategies, primary benchmark and portfolio management team. Certain of these changes are effective on the later of June 30, 2022 or the issuance of an exemptive order from the SEC. In conjunction with these changes, the name of the Fund will change to "Voya Credit Income Fund."

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued ("subsequent events") to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
SENIOR LOANS*: 147.2%
	Aerospace & Defense: 3.7%
404,250	ADS Tactical, Inc. 2021 Term Loan B, 6.750%, (US0003M + 5.750%), 03/19/26	$395,154	0.3
815,000	Amentum Government Services Holdings LLC 2022 Term Loan, 4.500%, (SOFRRATE + 4.000%), 02/15/29	811,944	0.5
1,301,213	American Airlines, Inc. 2018 Term Loan B, 1.959%, (US0001M + 1.750%), 06/27/25	1,247,375	0.8
795,822	Geo Group, Inc. (The) 2018 Term Loan B, 2.750%, (US0001M + 2.000%), 03/22/24	733,578	0.5
1,215,813	Peraton Corp. Term Loan B, 4.500%, (US0001M + 3.750%), 02/01/28	1,212,647	0.8
660,000	Setanta Aircraft Leasing Designated Activity Compa Term Loan B, 2.140%, (US0003M + 2.000%), 11/05/28	656,700	0.4
473,898	TransDigm, Inc. 2020 Term Loan E, 2.459%, (US0001M + 2.250%), 05/30/25	466,790	0.3
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
195,000	Vertex Aerospace Services Corp. 2021 First Lien Term Loan, 4.750%, (US0001M + 4.000%), 12/06/28	$193,903	0.1
		5,718,091	3.7
	Auto Components: 0.7%
793,850	Broadstreet Partners, Inc. 2020 Term Loan B, 3.209%, (US0001M + 3.000%), 01/27/27	782,836	0.5
249,375	Broadstreet Partners, Inc. 2021 Term Loan B2, 3.750%, (US0001M + 3.250%), 01/27/27	245,907	0.2
		1,028,743	0.7
	Automotive: 4.9%
577,848	Autokiniton US Holdings, Inc. 2021 Term Loan B, 5.000%, (US0003M + 4.500%), 04/06/28	575,681	0.4
266,544	Belron Finance US LLC 2018 Term Loan B, 2.688%, (US0003M + 2.250%), 11/13/25	264,046	0.2
186,200	Dealer Tire, LLC 2020 Term Loan B, 4.459%, (US0001M + 4.250%), 12/12/25	185,909	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Automotive (continued)
EUR	863,635		Gates Global LLC 2017 EUR Repriced Term Loan B, 3.000%, (EUR003M + 3.000%), 04/01/24	$957,456	0.6
	755,144		Gates Global LLC 2021 Term Loan B3, 3.250%, (US0001M + 2.500%), 03/31/27	746,649	0.5
	532,339		Hertz Corporation, (The) 2021 Term Loan B, 3.750%, (US0001M + 3.250%), 06/30/28	530,823	0.3
	100,830		Hertz Corporation, (The) 2021 Term Loan C, 3.750%, (US0001M + 3.250%), 06/30/28	100,542	0.1
	45,680	(1)	Holley Purchaser, Inc. 2021 Delayed Draw Term Loan, 4.500%, (US0003M + 3.750%), 11/17/28	45,452	0.0
	273,600		Holley Purchaser, Inc. 2021 Term Loan, 4.500%, (US0003M + 3.750%), 11/17/28	272,232	0.2
	910,800		Les Schwab Tire Centers Term Loan B, 4.000%, (US0003M + 3.250%), 11/02/27	905,108	0.6
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
200,000	Rough Country, LLC 2021 2nd Lien Term Loan, 7.250%, (US0003M + 6.500%), 07/26/29	$200,500	0.1
234,413	Rough Country, LLC 2021 Term Loan, 4.250%, (US0003M + 3.500%), 07/28/28	234,119	0.1
398,972	Tenneco, Inc. 2018 Term Loan B, 3.209%, (US0001M + 3.000%), 10/01/25	397,426	0.3
486,325	Truck Hero, Inc. 2021 Term Loan B, 4.000%, (US0001M + 3.250%), 01/31/28	479,030	0.3
982,456	Wand NewCo 3, Inc. 2020 Term Loan, 3.209%, (US0001M + 3.000%), 02/05/26	961,783	0.6
738,150	Wheel Pros, LLC 2021 Term Loan, 5.250%, (US0001M + 4.500%), 05/11/28	730,769	0.5
		7,587,525	4.9
	Beverage & Tobacco: 1.8%
700,000	Aramark Services, Inc. 2019 Term Loan B4, 3.353%, (US0001M + 1.750%), 01/15/27	689,150	0.4
249,375	City Brewing Company, LLC Closing Date Term Loan, 4.250%, (US0003M + 3.500%), 04/05/28	236,283	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Beverage & Tobacco (continued)
12,545	Naked Juice LLC Delayed Draw Term Loan, 3.750%, (SOFRRATE + 3.250%), 01/24/29	$12,456	0.0
217,455	Naked Juice LLC Term Loan, 3.750%, (SOFRRATE + 3.250%), 01/24/29	215,909	0.1
902,286	Sunshine Investments B.V. USD Term Loan B3, 3.219%, (US0003M + 2.750%), 03/28/25	895,519	0.6
821,673	Triton Water Holdings, Inc Term Loan, 4.000%, (US0003M + 3.500%), 03/31/28	804,110	0.5
		2,853,427	1.8
	Brokers, Dealers & Investment Houses: 0.3%
440,320	Forest City Enterprises, L.P. 2019 Term Loan B, 3.709%, (US0003M + 3.500%), 12/08/25	435,996	0.3
	Building & Development: 7.3%
184,538	Aegion Corporation Term Loan, 5.500%, (US0003M + 4.750%), 05/17/28	183,845	0.1
522,134	Applecaramel Buyer, LLC Term Loan B, 4.250%, (SOFRRATE + 3.750%), 10/19/27	518,825	0.3
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
650,000	Chamberlain Group Inc Term Loan B, 4.000%, (US0001M + 3.500%), 11/03/28	$645,024	0.4
1,433,006	Core & Main LP 2021 Term Loan B, 2.709%, (US0001M + 2.500%), 07/27/28	1,416,885	0.9
1,210,850	Cornerstone Building Brands, Inc. 2021 Term Loan B, 3.750%, (US0001M + 3.250%), 04/12/28	1,188,651	0.8
417,900	Empire Today, LLC 2021 Term Loan B, 5.750%, (US0006M + 5.000%), 04/03/28	404,318	0.3
340,000	Foley Products Company, LLC 2021 Term Loan, 4.750%, (SOFRRATE + 4.750%), 12/29/28	336,600	0.2
432,825	Foundation Building Materials Holding Company LLC 2021 Term Loan, 3.750%, (US0003M + 3.250%), 02/03/28	425,318	0.3
220,000	Installed Building Products, Inc. 2021 Term Loan B, 2.750%, (US0001M + 2.250%), 12/14/28	219,656	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Building & Development (continued)
47,500	(1)	IPS Corporation 2021 Delayed Draw Term Loan, 3.923%, (US0003M + 3.750%), 10/02/28	$47,104	0.0
237,500		IPS Corporation 2021 Term Loan, 4.000%, (US0001M + 3.500%), 10/02/28	235,521	0.2
250,000		Latham Pool Products, Inc. 2022 Term Loan B, 3.800%, (SOFRRATE + 3.750%), 02/18/29	246,875	0.2
887,615		LBM Acquisition LLC Term Loan B, 4.500%, (US0001M + 3.750%), 12/17/27	875,226	0.6
340,000		Leaf Home Solutions LLC 2022 Term Loan B, 5.250%, (SOFRRATE + 4.750%), 02/17/29	336,600	0.2
217,800		LEB Holdings (USA), Inc Term Loan B, 4.500%, (US0003M + 3.750%), 11/02/27	217,074	0.1
563,143		MX Holdings US, Inc. Term Loan B1B, 3.250%, (US0001M + 2.500%), 07/31/25	560,327	0.4
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
365,595	Northstar Group Services, INC. 2020 Term Loan B, 6.500%, (US0001M + 5.500%), 11/12/26	$365,138	0.2
1,800,000	Quikrete Holdings, Inc. 2021 Term Loan B1, 3.209%, (US0003M + 3.000%), 06/11/28	1,786,781	1.2
205,000	Specialty Building Products Holdings, LLC 2021 Term Loan B, 4.250%, (US0001M + 3.750%), 10/15/28	203,371	0.1
368,150	SRS Distribution Inc. 2021 Term Loan B, 4.269%, (US0003M + 3.500%), 06/02/28	364,721	0.2
486,590	Standard Industries Inc. 2021 Term Loan B, 3.000%, (US0003M + 2.500%), 09/22/28	485,769	0.3
296,973	Wilsonart LLC 2021 Term Loan E, 4.500%, (US0003M + 3.500%), 12/19/26	292,982	0.2
		11,356,611	7.3
	Business Equipment & Services: 14.8%
264,317	24-7 Intouch Inc 2018 Term Loan, 4.959%, (US0001M + 4.750%), 08/25/25	262,004	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Business Equipment & Services (continued)
1,141,375	AlixPartners, LLP 2021 USD Term Loan B, 3.250%, (US0001M + 2.750%), 02/04/28	$1,130,764	0.7
428,925	Allied Universal Holdco LLC 2021 USD Incremental Term Loan B, 4.250%, (US0003M + 3.750%), 05/12/28	424,040	0.3
285,000	Anticimex International AB 2021 USD Incremental Term Loan, 4.209%, (US0003M + 4.000%), 11/16/28	283,219	0.2
185,000	Anticimex International AB 2021 USD Term Loan B1, 4.008%, (US0003M + 3.500%), 11/16/28	183,150	0.1
304,238	APX Group, Inc. 2021 Term Loan B, 4.001%, (US0001M + 3.500%), 07/10/28	302,843	0.2
430,000	Ascend Learning, LLC 2021 Term Loan, 4.000%, (US0001M + 3.500%), 12/11/28	425,129	0.3
322,464	Atlas CC Acquisition Corp Term Loan B, 5.000%, (US0003M + 4.250%), 05/25/28	321,759	0.2
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
65,586	Atlas CC Acquisition Corp Term Loan C, 5.000%, (US0003M + 4.250%), 05/25/28	$65,442	0.0
318,400	Cimpress Public Limited Company USD Term Loan B, 4.000%, (US0001M + 3.500%), 05/17/28	317,073	0.2
150,000	DG Investment Intermediate Holdings 2, Inc. 2021 2nd Lien Term Loan, 7.500%, (US0001M + 6.750%), 03/30/29	150,750	0.1
601,995	DG Investment Intermediate Holdings 2, Inc. 2021 Term Loan, 4.250%, (US0001M + 3.500%), 03/31/28	598,232	0.4
1,149,225	Endure Digital Inc. Term Loan, 4.250%, (US0003M + 3.500%), 02/10/28	1,110,439	0.7
433,913	Ensono, LP 2021 Term Loan, 4.750%, (US0001M + 4.000%), 05/19/28	431,472	0.3
150,000	EP Purchaser, LLC 2021 Term Loan B, 4.000%, (US0003M + 3.500%), 11/06/28	149,384	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Business Equipment & Services (continued)
170,000	Escape Velocity Holdings, Inc. 2021 Term Loan, 4.750%, (US0003M + 4.250%), 10/08/28	$169,150	0.1
169,421	First Advantage Holdings, LLC 2021 Term Loan B, 2.959%, (US0001M + 2.750%), 01/31/27	168,425	0.1
355,000	Garda World Security Corporation 2022 Term Loan B, 4.750%, (SOFRRATE + 4.250%), 02/01/29	351,894	0.2
213,387	Gloves Buyer, Inc. 2021 Term Loan, 4.750%, (US0001M + 4.000%), 12/29/27	211,787	0.1
606,375	GreenSky Holdings, LLC 2018 Term Loan B, 3.500%, (US0001M + 3.250%), 03/31/25	606,375	0.4
244,388	Herman Miller, Inc Term Loan B, 2.188%, (US0001M + 2.000%), 07/19/28	242,555	0.1
501,400	Indy US Bidco, LLC 2021 USD Term Loan, 3.959%, (US0001M + 3.750%), 03/05/28	498,580	0.3
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
417,900	ION Trading Finance Limited 2021 USD Term Loan, 4.974%, (US0003M + 4.750%), 04/03/28	$416,159	0.3
792,496	Milano Acquisition Corp Term Loan B, 4.750%, (US0003M + 4.000%), 10/01/27	790,020	0.5
550,000	Misys (Finastra) USD 2nd Lien Term Loan, 8.250%, (US0003M + 7.250%), 06/13/25	547,479	0.3
612,461	Paysafe Holdings (US) Corp USD Term Loan B1, 3.250%, (US0001M + 2.750%), 06/28/28	571,886	0.4
150,000	PECF USS Intermediate Holding III Corporation Term Loan B, 4.750%, (US0003M + 4.250%), 12/15/28	149,491	0.1
897,750	Polaris Newco LLC USD Term Loan B, 4.500%, (US0003M + 4.000%), 06/02/28	893,619	0.6
530,000	Pre-Paid Legal Services, Inc. 2021 Term Loan, 4.250%, (US0003M + 3.750%), 12/15/28	526,952	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Business Equipment & Services (continued)
24,194	(1)	Refficiency Holdings LLC 2021 Delayed Draw Term Loan, 4.500%, (US0003M + 3.750%), 12/16/27	$23,921	0.0
124,551		Refficiency Holdings LLC 2021 Term Loan, 4.500%, (US0001M + 3.750%), 12/16/27	123,150	0.1
115,000		Renaissance Holding Corp. 2018 2nd Lien Term Loan, 7.209%, (US0001M + 7.000%), 05/29/26	114,952	0.1
350,000		Research Now Group, Inc. 2017 1st Lien Term Loan, 6.500%, (US0006M + 5.500%), 12/20/24	344,258	0.2
418,137		Rockwood Service Corporation 2020 Term Loan, 4.209%, (US0001M + 4.000%), 01/23/27	418,529	0.3
300,000		Sandvine Corporation 2018 1st Lien Term Loan, 6.145%, (US0001M + 4.500%), 10/31/25	299,375	0.2
25,500	(1)	Service Logic Acquisition, Inc Delayed Draw Term Loan, 4.504%, (US0003M + 4.000%), 10/29/27	25,372	0.0
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	307,365	Service Logic Acquisition, Inc Term Loan, 4.750%, (US0002M + 4.000%), 10/29/27	$305,828	0.2
	743,138	Skopima Merger Sub Inc. Term Loan B, 4.500%, (US0001M + 4.000%), 05/12/28	735,938	0.5
	943,002	SSH Group Holdings, Inc. 2018 1st Lien Term Loan, 4.474%, (US0003M + 4.250%), 07/30/25	915,105	0.6
	598,462	Staples, Inc. 7 Year Term Loan, 5.317%, (US0003M + 5.000%), 04/16/26	565,079	0.4
	752,070	SurveyMonkey Inc. 2018 Term Loan B, 4.200%, (US0001M + 3.750%), 10/10/25	747,370	0.5
EUR	460,420	Techem Verwaltungsgesellschaft 675 mbH EUR Term Loan B4, 2.625%, (EUR006M + 2.625%), 07/15/25	501,772	0.3
	148,500	TruGreen Limited Partnership 2020 Term Loan, 4.750%, (US0001M + 4.000%), 11/02/27	148,593	0.1
	131,864	Turing Midco LLC 2021 Term Loan B, 3.250%, (US0001M + 2.750%), 03/23/28	131,205	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Business Equipment & Services (continued)
EUR	1,000,000		Verisure Holding AB 2020 EUR Term Loan B, 3.250%, (EUR006M + 3.250%), 07/20/26	$1,092,518	0.7
	925,977		Verscend Holding Corp. 2021 Term Loan B, 4.209%, (US0001M + 4.000%), 08/27/25	925,591	0.6
	170,000		Virtusa Corporation 2022 Incremental Term Loan, 3.800%, (SOFRRATE + 3.750%), 02/11/28	168,583	0.1
	248,125		Virtusa Corporation First Lien Term Loan B, 4.500%, (US0001M + 3.750%), 02/11/28	245,437	0.1
	965,546		VM Consolidated, Inc. 2021 Term Loan B, 3.417%, (US0003M + 3.250%), 03/19/28	961,322	0.6
	22,340	(1)	VT Topco, Inc. 2021 Delayed Draw Term Loan, 3.923%, (US0003M + 3.750%), 08/01/25	22,236	0.0
	127,340		VT Topco, Inc. 2021 Incremental Term Loan, 4.500%, (US0001M + 3.750%), 08/01/25	126,743	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
407,950	Waterlogic Holdings Limited 2021 USD Term Loan B, 5.250%, (US0003M + 4.750%), 08/04/28	$406,930	0.3
549,033	West Corporation 2018 Term Loan B1, 4.500%, (US0003M + 3.500%), 10/10/24	489,841	0.3
922,875	Yak Access, LLC 2018 1st Lien Term Loan B, 5.504%, (US0003M + 5.000%), 07/11/25	828,115	0.5
240,000	Yak Access, LLC 2018 2nd Lien Term Loan B, 10.211%, (US0003M + 10.000%), 07/10/26	157,600	0.1
		23,125,435	14.8
	Cable & Satellite Television: 3.7%
465,000	Cogeco Financing 2 LP 2021 Incremental Term Loan B, 3.000%, (US0001M + 2.500%), 09/01/28	461,056	0.3
1,182,775	DirecTV Financing, LLC Term Loan, 5.750%, (US0003M + 5.000%), 08/02/27	1,180,865	0.8
855,000	Radiate Holdco, LLC 2021 Term Loan B, 4.000%, (US0001M + 3.250%), 09/25/26	847,306	0.5

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Cable & Satellite Television (continued)
1,500,000	Telesat Canada Term Loan B5, 2.960%, (US0001M + 2.750%), 12/07/26	$1,079,196	0.7
500,000	UPC Financing Partnership 2021 USD Term Loan AX, 3.191%, (US0001M + 3.000%), 01/31/29	494,531	0.3
1,600,000	Virgin Media Bristol LLC 2020 USD Term Loan Q, 3.441%, (US0001M + 3.250%), 01/31/29	1,590,857	1.0
185,000	WideOpenWest Finance LLC 2021 Term Loan B, 3.500%, (SOFRRATE + 3.000%), 12/20/28	183,728	0.1
		5,837,539	3.7
	Chemicals & Plastics: 3.9%
184,538	Avantor Funding, Inc. 2021 Term Loan B5, 2.750%, (US0001M + 2.250%), 11/08/27	183,499	0.1
339,150	GEON Performance Solutions, LLC 2021 Term Loan, 5.500%, (US0003M + 4.750%), 08/18/28	338,302	0.2
155,000	Hexion Inc 2022 2nd Lien Term Loan, 7.050%, (SOFRRATE + 7.000%), 02/09/30	150,738	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
527,350	INEOS Styrolution US Holding LLC 2021 USD Term Loan B, 3.250%, (US0001M + 2.750%), 01/29/26	$523,395	0.3
305,000	Ineos US Finance LLC 2021 USD Term Loan B, 2.673%, (US0003M + 2.500%), 11/08/28	301,569	0.2
213,925	Lonza Group AG USD Term Loan B, 4.750%, (US0003M + 4.000%), 07/03/28	212,802	0.1
640,000	LSF11 A5 Holdco LLC Term Loan, 4.250%, (SOFRRATE + 3.500%), 10/15/28	633,867	0.4
100,000	NIC Acquisition Corp. Second Lien Term Loan, 8.500%, (US0003M + 7.750%), 12/29/28	98,000	0.1
455,000	Olympus Water US Holding Corporation 2021 USD Term Loan B, 4.250%, (US0003M + 3.750%), 11/09/28	449,711	0.3
800,000	PMHC II, Inc. 2022 Term Loan B, 4.300%, (SOFRRATE + 4.250%), 02/01/29	789,800	0.5

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Chemicals & Plastics (continued)
689,475	Polar US Borrower, LLC 2018 1st Lien Term Loan, 4.988%, (US0003M + 4.750%), 10/15/25	$683,442	0.4
148,875	Potters Industries, LLC Term Loan B, 4.750%, (US0003M + 4.000%), 12/14/27	148,565	0.1
248,750	PQ Corporation 2021 Term Loan B, 3.250%, (US0003M + 2.750%), 06/09/28	247,320	0.2
390,000	Sparta U.S. HoldCo LLC 2021 Term Loan, 4.250%, (US0001M + 3.500%), 08/02/28	388,537	0.3
679,461	Starfruit Finco B.V 2018 USD Term Loan B, 3.209%, (US0001M + 3.000%), 10/01/25	672,071	0.4
285,000	W.R. Grace & Co.-Conn. 2021 Term Loan B, 4.250%, (US0003M + 3.750%), 09/22/28	284,109	0.2
		6,105,727	3.9
	Clothing/Textiles: 0.6%
228,358	ABG Intermediate Holdings 2 LLC 2021 Delayed Draw Term Loan B2, 4.000%, (SOFRRATE + 3.500%), 12/08/28	226,646	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
35,821	ABG Intermediate Holdings 2 LLC 2021 Delayed Draw Term Loan B3, 4.000%, (SOFRRATE + 3.500%), 12/08/28	$35,552	0.0
35,821	ABG Intermediate Holdings 2 LLC 2021 Term Loan B1, 4.000%, (SOFRRATE + 3.500%), 12/21/28	35,552	0.0
253,725	Birkenstock GmbH & Co. KG USD Term Loan B, 3.750%, (US0006M + 3.250%), 04/28/28	251,928	0.2
400,000	Crocs Inc Term Loan B, 4.200%, (SOFRRATE + 3.500%), 02/17/29	396,178	0.3
		945,856	0.6
	Conglomerates: 0.1%
149,648	Fender Musical Instruments Corporation 2021 Term Loan B, 4.500%, (SOFRRATE + 4.000%), 12/01/28	149,274	0.1
	Consumer, Cyclical: 0.1%
183,613	WellPet — TL B 1L, 4.500%, (US0003M + 3.750%), 12/21/27	182,235	0.1
	Consumer, Non-cyclical: 1.0%
1,102,238	CoreLogic, Inc. TL B 1L, 4.000%, (US0001M + 3.500%), 06/02/28	1,086,393	0.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Consumer, Non-cyclical (continued)
439,479	Lifescan Global Corporation 2018 1st Lien Term Loan, 6.214%, (US0003M + 6.000%), 10/01/24	$433,069	0.3
		1,519,462	1.0
	Containers & Glass Products: 4.7%
689,788	Altium Packaging LLC 2021 Term Loan B, 3.250%, (US0001M + 2.750%), 02/03/28	675,992	0.4
549,036	BWAY Holding Company 2017 Term Loan B, 3.356%, (US0001M + 3.250%), 04/03/24	540,388	0.3
950,126	Charter NEX US, Inc. 2021 Term Loan, 4.500%, (US0001M + 3.750%), 12/01/27	947,305	0.6
247,768	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 3.504%, (US0003M + 3.000%), 06/29/25	246,936	0.2
233,355	Graham Packaging Company Inc. 2021 Term Loan, 3.750%, (US0001M + 3.000%), 08/04/27	231,378	0.1
315,000	Plastipak Packaging, Inc. 2021 Term Loan B, 3.000%, (US0001M + 2.500%), 12/01/28	311,784	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
375,569		Plaze, Inc. 2020 Incremental Term Loan, 4.500%, (US0001M + 3.750%), 08/03/26	$368,057	0.2
265,000		Pretium PKG Holdings, Inc. 2021 1st Lien Term Loan, 4.500%, (US0003M + 4.000%), 10/02/28	262,516	0.2
125,000		Pretium PKG Holdings, Inc. 2021 2nd Lien Term Loan, 7.250%, (US0003M + 6.750%), 10/01/29	124,063	0.1
55,866	(1)	Pro Mach Group, Inc. 2021 Delayed Draw Term Loan, 5.000%, (US0003M + 4.000%), 08/31/28	55,866	0.0
444,134		Pro Mach Group, Inc. 2021 Term Loan B, 5.000%, (US0003M + 4.000%), 08/31/28	444,134	0.3
927,999		Proampac PG Borrower LLC 2020 Term Loan, 4.500%, (US0003M + 3.750%), 11/03/25	924,983	0.6
628,650		Reynolds Group Holdings Inc. 2020 Term Loan B2, 3.459%, (US0001M + 3.250%), 02/05/26	619,726	0.4
423,938		Reynolds Group Holdings Inc. 2021 Term Loan B, 4.000%, (US0001M + 3.500%), 09/20/28	419,547	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Containers & Glass Products (continued)
148,500		Tosca Services, LLC 2021 Term Loan, 4.250%, (US0001M + 3.500%), 08/18/27	$146,273	0.1
413,050		TricorBraun Holdings, Inc. 2021 Term Loan, 3.750%, (US0001M + 3.250%), 03/03/28	407,334	0.3
31,248	(1)	Trident TPI Holdings, Inc. 2021 Delayed Draw Term Loan, 4.500%, (US0003M + 4.000%), 09/15/28	31,139	0.0
283,916		Trident TPI Holdings, Inc. 2021 Incremental Term Loan, 4.500%, (US0003M + 4.000%), 09/15/28	282,927	0.2
150,000		Valcour Packaging LLC 2021 1st Lien Term Loan, 4.250%, (US0003M + 3.750%), 10/04/28	148,313	0.1
120,000		Valcour Packaging LLC 2021 2nd Lien Term Loan, 7.500%, (US0003M + 7.000%), 10/04/29	118,200	0.1
			7,306,861	4.7
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Cosmetics/Toiletries: 0.8%
483,474	Anastasia Parent, LLC 2018 Term Loan B, 3.974%, (US0003M + 3.750%), 08/11/25	$421,428	0.3
840,000	Olaplex, Inc 2022 Term Loan, 4.250%, (SOFRRATE + 3.750%), 02/23/29	838,950	0.5
		1,260,378	0.8
	Drugs: 2.3%
497,408	Amneal Pharmaceuticals LLC 2018 Term Loan B, 3.750%, (US0001M + 3.500%), 05/04/25	489,015	0.3
220,000	ANI Pharmaceuticals, Inc Term Loan B, 6.750%, (US0001M + 6.000%), 04/27/28	220,550	0.1
797,990	Endo Luxembourg Finance Company I S.a r.l. 2021 Term Loan, 5.750%, (US0003M + 5.000%), 03/27/28	773,751	0.5
915,400	Jazz Financing Lux S.a.r.l. USD Term Loan, 4.000%, (US0001M + 3.500%), 05/05/28	913,455	0.6
1,185,925	Organon & Co USD Term Loan, 3.500%, (US0003M + 3.000%), 06/02/28	1,183,701	0.8
		3,580,472	2.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Ecological Services & Equipment: 0.8%
320,000	Clean Harbors Inc. 2021 Incremental Term Loan B, 2.209%, (US0001M + 2.000%), 10/08/28	$319,833	0.2
149,250	Denali Water Solutions Term Loan B, 5.000%, (US0003M + 4.250%), 03/25/28	148,504	0.1
815,807	GFL Environmental Inc. 2020 Term Loan, 3.500%, (US0003M + 3.000%), 05/30/25	814,380	0.5
		1,282,717	0.8
	Electronics/Electrical: 19.8%
225,000	Altar Bidco, Inc. 2021 2nd Lien Term Loan, 6.100%, (US0001M + 5.600%), 02/01/30	225,563	0.1
415,000	Altar Bidco, Inc. 2021 Term Loan, 3.854%, (US0003M + 3.350%), 02/01/29	411,498	0.3
829,500	AP Core Holdings II, LLC Amortization Term Loan B1, 6.250%, (US0001M + 5.500%), 09/01/27	827,945	0.5
755,000	AP Core Holdings II, LLC High-Yield Term Loan B2, 6.250%, (US0001M + 5.500%), 09/01/27	754,292	0.5
243,775	Atlas Purchaser, Inc. 2021 Term Loan, 6.000%, (US0003M + 5.250%), 05/08/28	240,118	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
225,000	Banff Merger Sub Inc 2021 USD 2nd Lien Term Loan, 6.000%, (US0003M + 5.500%), 02/27/26	$225,141	0.1
322,010	Banff Merger Sub Inc 2021 USD Term Loan, 3.974%, (US0003M + 3.750%), 10/02/25	318,850	0.2
665,000	Cloudera, Inc. 2021 Term Loan, 4.250%, (US0001M + 3.750%), 10/08/28	662,194	0.4
180,000	ConnectWise, LLC 2021 Term Loan B, 4.000%, (US0003M + 3.500%), 09/29/28	178,762	0.1
512,970	Constant Contact Inc Term Loan, 4.750%, (US0003M + 4.000%), 02/10/28	507,841	0.3
800,000	Cornerstone OnDemand, Inc. 2021 Term Loan, 4.250%, (US0003M + 3.750%), 10/16/28	794,500	0.5
285,000	Creation Technologies Inc. 2021 Term Loan, 6.000%, (US0003M + 5.500%), 10/05/28	281,794	0.2
446,625	Delta TopCo, Inc. 2020 Term Loan B, 4.500%, (US0003M + 3.750%), 12/01/27	444,159	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Electronics/Electrical (continued)
761,450	EagleView Technology Corporation 2018 Add On Term Loan B, 3.724%, (US0003M + 3.500%), 08/14/25	$749,838	0.5
760,375	Epicor Software Corporation 2020 Term Loan, 4.000%, (US0001M + 3.250%), 07/30/27	754,197	0.5
752,400	Greeneden U.S. Holdings II, LLC 2020 USD Term Loan B, 4.750%, (US0001M + 4.000%), 12/01/27	752,165	0.5
393,571	Helios Software Holdings, Inc. 2021 USD Term Loan B, 3.974%, (US0003M + 3.750%), 03/11/28	391,407	0.2
716,312	Hyland Software, Inc. 2018 1st Lien Term Loan, 4.250%, (US0001M + 3.500%), 07/01/24	714,074	0.5
88,000	Hyland Software, Inc. 2021 2nd Lien Term Loan, 7.000%, (US0001M + 6.250%), 07/07/25	88,330	0.1
800,000	II-VI Incorporated 2021 Term Loan B, 2.959%, (US0003M + 2.750%), 12/01/28	793,500	0.5
407,050	Imperva, Inc. 1st Lien Term Loan, 5.000%, (US0003M + 4.000%), 01/12/26	404,913	0.3
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
455,000	Imperva, Inc. 2nd Lien Term Loan, 8.750%, (US0003M + 7.750%), 01/11/27	$455,796	0.3
1,130,000	Informatica LLC 2021 USD Term Loan B, 3.000%, (US0001M + 2.750%), 10/27/28	1,118,700	0.7
711,425	Ingram Micro Inc. 2021 Term Loan B, 4.000%, (US0003M + 3.500%), 06/30/28	708,090	0.4
365,000	Instructure Holdings, Inc. 2021 Term Loan B, 3.269%, (US0003M + 2.750%), 10/30/28	360,894	0.2
150,000	Ivanti Software, Inc. 2021 2nd Lien Term Loan, 7.750%, (US0003M + 7.250%), 12/01/28	150,125	0.1
158,800	Ivanti Software, Inc. 2021 Add On Term Loan B, 4.750%, (US0003M + 4.000%), 12/01/27	156,259	0.1
756,823	Ivanti Software, Inc. 2021 Term Loan B, 5.000%, (US0003M + 4.250%), 12/01/27	748,242	0.5
782,100	LogMeIn, Inc. Term Loan B, 4.887%, (US0001M + 4.750%), 08/31/27	770,674	0.5
1,765,575	Magenta Buyer LLC 2021 USD 1st Lien Term Loan, 5.750%, (US0003M + 5.000%), 07/27/28	1,753,437	1.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Electronics/Electrical (continued)
265,000	Magenta Buyer LLC 2021 USD 2nd Lien Term Loan, 9.000%, (US0003M + 8.250%), 07/27/29	$263,013	0.2
888,569	McAfee, LLC 2018 USD Term Loan B, 6.000%, (US0001M + 3.750%), 09/30/24	888,042	0.6
965,000	McAfee, LLC 2022 USD Term Loan B, 4.050%, (SOFRRATE + 4.000%), 02/26/29	954,144	0.6
770,000	Mitchell International, Inc. 2021 Term Loan B, 4.250%, (US0001M + 3.750%), 10/15/28	760,749	0.5
101,447	NAVEX TopCo, Inc. 2018 2nd Lien Term Loan, 7.241%, (US0001M + 7.000%), 09/04/26	100,559	0.1
517,400	Panther Commercial Holdings L.P Term Loan, 5.000%, (US0003M + 4.500%), 01/07/28	515,460	0.3
150,000	Ping Identity Corporation 2021 Term Loan B, 4.250%, (SOFRRATE + 3.750%), 11/22/28	148,875	0.1
725,274	Project Leopard Holdings, Inc. 2019 Term Loan, 5.750%, (US0003M + 4.750%), 07/07/24	725,274	0.5
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
225,000		Quest Software US Holdings Inc. 2022 2nd Lien Term Loan, 8.150%, (SOFRRATE + 7.500%), 02/01/30	$220,969	0.1
930,000		Quest Software US Holdings Inc. 2022 Term Loan, 4.750%, (SOFRRATE + 4.250%), 02/01/29	918,763	0.6
766,694		Rackspace Technology Global, Inc. 2021 Term Loan, 3.500%, (US0003M + 2.750%), 02/15/28	744,412	0.5
1,221,938		Redstone Buyer LLC 2021 Term Loan, 5.500%, (US0003M + 4.750%), 04/27/28	1,144,549	0.7
592,410	(2)	Riverbed Technology, Inc. 2021 PIK Exit Term Loan, 7.000%, (US0003M + 6.000%) (PIK Rate 2.000%, Cash Rate 7.000%), 12/08/26	545,017	0.3
1,361,500		Rocket Software, Inc. 2018 Term Loan, 4.459%, (US0001M + 4.250%), 11/28/25	1,350,721	0.9
191,784		Sabre GLBL Inc. 2021 Term Loan B1, 4.000%, (US0001M + 3.500%), 12/17/27	189,291	0.1
305,716		Sabre GLBL Inc. 2021 Term Loan B2, 4.000%, (US0001M + 3.500%), 12/17/27	301,741	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Electronics/Electrical (continued)
613,096		Seattle Spinco, Inc. USD Term Loan B3, 2.959%, (US0001M + 2.750%), 06/21/24	$596,619	0.4
619,200		SonicWall US Holdings Inc. 1st Lien Term Loan, 4.250%, (US0003M + 3.750%), 05/16/25	613,008	0.4
265,000		SonicWall US Holdings Inc. 2nd Lien Term Loan, 7.988%, (US0003M + 7.500%), 05/18/26	261,908	0.2
30,925	(1)	Sovos Compliance, LLC 2021 Delayed Draw Term Loan, 4.709%, (US0003M + 4.500%), 08/11/28	30,940	0.0
179,075		Sovos Compliance, LLC 2021 Term Loan, 5.000%, (US0001M + 4.500%), 08/11/28	179,165	0.1
1,115,000		Symantec Corporation 2021 Term Loan B, 2.050%, (SOFRRATE + 2.000%), 01/28/29	1,103,327	0.7
175,000		Tenable Holdings, Inc. Term Loan B, 3.269%, (US0006M + 2.750%), 07/07/28	173,250	0.1
141,951		Trader Interactive, LLC 2021 Term Loan B, 4.500%, (US0003M + 4.000%), 07/28/28	141,241	0.1
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
13,994	(2)	Travelport Finance (Luxembourg) S.a.r.l. 2020 Super Priority Term Loan, 2.500% (PIK Rate 7.250%, Cash Rate 2.500%), 02/28/25	$14,405	0.0
2,365	(2)	Travelport Finance (Luxembourg) S.a.r.l. 2021 Consented Term Loan, 5.224%, (US0003M + 5.000%) (PIK Rate 1.750%, Cash Rate 0.000%), 05/29/26	1,946	0.0
132,631		Ultra Clean Holdings, Inc 2021 Term Loan B, 3.959%, (US0001M + 3.750%), 08/27/25	132,734	0.1
436,700		Watlow Electric Manufacturing Company Term Loan B, 4.250%, (US0003M + 3.750%), 03/02/28	432,879	0.3
247,500		Weld North Education, LLC 2021 Term Loan B, 4.250%, (US0001M + 3.750%), 12/21/27	245,953	0.2
539,427		Xperi Corporation 2020 Term Loan B, 3.709%, (US0001M + 3.500%), 06/08/28	536,730	0.3
			30,978,982	19.8
		Equipment Leasing: 0.4%
165,000		Albion Financing 3 SARL USD Term Loan, 5.750%, (US0003M + 5.250%), 08/17/26	164,072	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Equipment Leasing (continued)
457,181	Rent-A-Center, Inc. 2021 First Lien Term Loan B, 3.813%, (US0003M + 3.250%), 02/17/28	$450,324	0.3
		614,396	0.4
	Financial: 0.4%
206,625	Blucora, Inc. 2017 Term Loan B, 5.000%, (US0003M + 4.000%), 05/22/24	206,625	0.1
397,990	HUB International Ltd. — TL B3 1L, 4.000%, (US0003M + 3.250%), 04/25/25	395,808	0.3
		602,433	0.4
	Financial Intermediaries: 5.8%
217,778	Advisor Group, Inc. 2021 Term Loan, 4.709%, (US0001M + 4.500%), 07/31/26	217,220	0.1
275,000	AllSpring Buyer LLC Term Loan B, 3.750%, (US0003M + 3.250%), 11/01/28	274,106	0.2
280,000	AqGen Ascensus, Inc. 2021 2nd Lien Term Loan, 7.000%, (US0003M + 6.500%), 08/02/29	277,550	0.2
385,000	AqGen Island Holdings, Inc. Term Loan, 4.000%, (US0003M + 3.500%), 08/02/28	380,989	0.2
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
282,863	Blackstone Mortgage Trust, Inc. 2021 Term Loan B2, 3.250%, (US0001M + 2.750%), 04/23/26	$280,741	0.2
314,213	Castlelake Aviation Limited Term Loan B, 3.250%, (US0003M + 2.750%), 10/22/26	310,416	0.2
946,988	Citadel Securities LP 2021 Term Loan B, 2.709%, (US0001M + 2.500%), 02/02/28	939,594	0.6
1,018,730	Cushman & Wakefield U.S. Borrower, LLC 2020 Term Loan B, 2.959%, (US0001M + 2.750%), 08/21/25	1,011,620	0.7
1,201,773	Edelman Financial Center, LLC 2021 Term Loan B, 4.250%, (US0001M + 3.500%), 04/07/28	1,194,095	0.8
997,387	First Eagle Holdings, Inc. 2020 Term Loan B, 2.647%, (US0003M + 2.500%), 02/01/27	983,317	0.6
826,238	Focus Financial Partners, LLC 2021 Term Loan, 3.000%, (US0001M + 2.500%), 06/30/28	819,082	0.5
294,263	HighTower Holdings LLC 2021 Term Loan B, 4.750%, (US0003M + 4.000%), 04/21/28	293,159	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Financial Intermediaries (continued)
577,963	Jane Street Group, LLC 2021 Term Loan, 2.959%, (US0001M + 2.750%), 01/26/28	$572,003	0.4
692,419	Trans Union, LLC 2021 Term Loan B6, 2.500%, (US0001M + 2.000%), 12/01/28	685,874	0.4
315,000	VFH Parent LLC 2022 Term Loan B, 3.500%, (SOFRRATE + 3.000%), 01/13/29	313,031	0.2
530,952	Victory Capital Holdings, Inc. 2021 Term Loan B, 2.466%, (US0003M + 2.250%), 07/01/26	525,111	0.3
		9,077,908	5.8
	Food Products: 3.4%
611,051	8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 3.959%, (US0001M + 3.750%), 10/01/25	539,253	0.3
233,041	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 3.750%, (SOFRRATE + 3.250%), 07/07/24	234,170	0.2
535,971	B&G Foods, Inc. 2019 Term Loan B4, 2.709%, (US0001M + 2.500%), 10/10/26	533,793	0.3
180,000	BCPE North Star US HoldCo 2, Inc. 2021 2nd Lien Term Loan, 7.616%, (US0003M + 7.250%), 06/08/29	177,300	0.1
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
430,000		CHG PPC Parent LLC 2021 Term Loan, 3.500%, (US0001M + 3.000%), 12/08/28	$419,250	0.3
48,947	(1)	Dessert Holdings Inc. Delayed Draw Term Loan, 4.146%, (US0003M + 4.000%), 06/09/28	48,580	0.0
260,400		Dessert Holdings Inc. Term Loan, 4.750%, (US0003M + 4.000%), 06/09/28	258,447	0.2
1,327,180		IRB Holding Corp 2022 Term Loan B, 3.750%, (SOFRRATE + 3.000%), 12/15/27	1,316,812	0.8
327,500	(3)	NPC International, Inc. 2nd Lien Term Loan, 1.000%, 04/18/25	6,550	0.0
270,000		Primary Products Finance LLC Term Loan, 4.173%, (US0003M + 4.000%), 10/25/28	271,012	0.2
815,425		Sigma Bidco B.V. 2018 USD Term Loan B, 3.345%, (US0006M + 3.000%), 07/02/25	762,422	0.5
791,480		Weber-Stephen Products LLC Term Loan B, 4.000%, (US0001M + 3.250%), 10/30/27	771,100	0.5
			5,338,689	3.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Food Service: 3.1%
497,462		1011778 B.C. Unlimited Liability Company Term Loan B4, 1.959%, (US0001M + 1.750%), 11/19/26	$489,201	0.3
945,000		Ali Group North America Corporation 2021 Term Loan B, 2.173%, (US0003M + 2.000%), 10/13/28	933,187	0.6
765,000		Fertitta Entertainment, LLC 2022 Term Loan B, 4.500%, (SOFRRATE + 4.000%), 01/27/29	762,752	0.5
475,000		Flynn Restaurant Group LP 2021 Term Loan B, 4.750%, (US0001M + 4.250%), 12/01/28	470,844	0.3
38,188		K-Mac Holdings Corp 2021 2nd Lien Term Loan, 7.250%, (US0003M + 6.750%), 07/30/29	37,997	0.0
3,299	(1)	Pacific Bells, LLC Delayed Draw Term Loan, 4.673%, (US0003M + 4.500%), 10/13/28	3,309	0.0
316,701		Pacific Bells, LLC Term Loan B, 5.000%, (US0001M + 4.500%), 10/13/28	317,691	0.2
236,923		Tacala, LLC 1st Lien Term Loan, 4.250%, (US0001M + 3.500%), 02/05/27	235,098	0.2
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
997,449	US Foods, Inc. 2019 Term Loan B, 2.508%, (US0003M + 2.000%), 09/13/26	$978,933	0.6
550,000	US Foods, Inc. 2021 Term Loan B, 3.258%, (US0003M + 2.750%), 11/22/28	545,256	0.4
		4,774,268	3.1
	Food/Drug Retailers: 1.1%
252,081	EG Finco Limited 2018 USD Term Loan, 4.224%, (US0003M + 4.000%), 02/07/25	250,006	0.2
640,490	Moran Foods, LLC 2020 2nd Lien Term Loan, 11.750%, (US0003M + 10.750%), 10/01/24	532,407	0.3
471,632	Moran Foods, LLC 2020 Term Loan, 8.000%, (US0003M + 7.000%), 04/01/24	471,633	0.3
474,088	Portillos Holdings, LLC 2019 1st Lien Term Loan B3, 6.500%, (US0001M + 5.500%), 09/06/24	473,791	0.3
		1,727,837	1.1
	Forest Products: 0.4%
160,000	ASP Blade Holdings, Inc Initial Term Loan, 4.500%, (US0001M + 4.000%), 10/13/28	159,550	0.1
259,350	Osmose Utilities Services, Inc. Term Loan, 3.750%, (US0001M + 3.250%), 06/23/28	256,432	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Forest Products (continued)
253,092	Spa Holdings 3 Oy USD Term Loan B, 4.750%, (US0003M + 4.000%), 02/04/28	$252,460	0.1
		668,442	0.4
	Health Care: 16.3%
290,000	Accelerated Health Systems, LLC 2022 Term Loan B, 4.300%, (SOFRRATE + 4.250%), 02/15/29	289,033	0.2
913,100	ADMI Corp. 2021 Term Loan B2, 3.875%, (US0001M + 3.375%), 12/23/27	901,401	0.6
138,525	Agiliti Health, Inc Term Loan, 2.875%, (US0001M + 2.750%), 01/04/26	137,659	0.1
779,834	Air Methods Corporation 2017 Term Loan B, 4.500%, (US0003M + 3.500%), 04/22/24	722,809	0.5
134,058	Athenahealth, Inc. 2022 Delayed Draw Term loan, 3.550%, (SOFRRATE + 3.500%), 02/15/29	132,990	0.1
790,942	Athenahealth, Inc. 2022 Term Loan B, 4.000%, (SOFRRATE + 3.500%), 02/15/29	785,010	0.5
560,000	Bausch Health Companies Inc. 2022 Term Loan B, 5.300%, (SOFRRATE + 5.250%), 01/27/27	554,837	0.4
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,800,000	Bausch Health Companies, Inc. 2018 Term Loan B, 3.209%, (US0001M + 3.000%), 06/02/25	$1,785,375	1.1
319,200	Bella Holding Company, LLC 2021 Term Loan B, 4.500%, (US0001M + 3.750%), 05/10/28	316,141	0.2
270,000	Carestream Dental Equipment, Inc 2021 Term Loan, 5.000%, (US0003M + 4.500%), 09/01/24	268,481	0.2
169,150	CBI Buyer, Inc. Term Loan, 3.750%, (US0003M + 3.250%), 01/06/28	164,710	0.1
288,074	CCRR Parent, Inc Term Loan B, 4.500%, (US0003M + 3.750%), 03/06/28	289,425	0.2
433,913	CHG Healthcare Services Inc. 2021 Term Loan, 4.000%, (US0003M + 3.500%), 09/29/28	431,351	0.3
149,250	Curia Global, Inc. 2021 Term Loan, 4.500%, (US0003M + 3.750%), 08/30/26	148,557	0.1
592,403	Da Vinci Purchaser Corp. 2019 Term Loan, 5.000%, (US0003M + 4.000%), 01/08/27	590,367	0.4
1,202,800	Envision Healthcare Corporation 2018 1st Lien Term Loan, 3.959%, (US0001M + 3.750%), 10/10/25	883,306	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Health Care (continued)
1,147,191		Global Medical Response, Inc. 2020 Term Loan B, 5.250%, (US0003M + 4.250%), 10/02/25	$1,143,462	0.7
888,152		GoodRx, Inc. 1st Lien Term Loan, 2.959%, (US0001M + 2.750%), 10/10/25	881,490	0.6
308,450		Heartland Dental, LLC 2021 Incremental Term Loan, 4.162%, (US0001M + 4.000%), 04/30/25	307,018	0.2
539,703		Hunter Holdco 3 Limited USD Term Loan B, 4.750%, (US0003M + 4.250%), 08/19/28	538,354	0.3
195,000		ICU Medical, Inc. Term Loan B, 3.000%, (SOFRRATE + 2.500%), 01/08/29	194,187	0.1
273,000		Medical Solutions Holdings, Inc. 2021 1st Lien Term Loan, 4.000%, (US0003M + 3.500%), 11/01/28	271,166	0.2
52,000	(1)	Medical Solutions Holdings, Inc. 2021 Delayed Draw Term Loan, 3.673%, (US0003M + 3.500%), 11/01/28	51,651	0.0
775,000		Medline Borrower, LP USD Term Loan B, 3.750%, (US0001M + 3.250%), 10/23/28	767,880	0.5
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	150,000		MJH Healthcare Holdings, LLC 2021 Term Loan B, 3.680%, (SOFRRATE + 3.600%), 01/28/29	$150,000	0.1
	673,313		MPH Acquisition Holdings LLC 2021 Term Loan B, 4.758%, (US0003M + 4.250%), 08/17/28	655,999	0.4
	150,000		National Mentor Holdings, Inc. 2021 2nd Lien Term Loan, 8.000%, (US0003M + 7.250%), 03/02/29	150,750	0.1
	47,601	(1)	National Mentor Holdings, Inc. 2021 Delayed Draw Term Loan, 4.254%, (US0003M + 3.750%), 03/02/28	46,768	0.0
	32,294		National Mentor Holdings, Inc. 2021 Term Loan C, 4.500%, (US0003M + 3.750%), 03/02/28	31,729	0.0
	1,020,502		National Mentor Holdings, Inc. 2021 Term Loan, 4.500%, (US0001M + 3.750%), 03/02/28	1,002,643	0.6
EUR	874,404		Ortho-Clinical Diagnostics SA EUR Term Loan B, 3.500%, (EUR003M + 3.500%), 06/30/25	974,094	0.6
	323,375		Pacific Dental Services, LLC 2021 Term Loan, 4.000%, (US0001M + 3.250%), 05/05/28	322,567	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Health Care (continued)
389,122	Pathway Vet Alliance LLC 2021 Term Loan, 3.959%, (US0001M + 3.750%), 03/31/27	$386,495	0.2
312,632	Pediatric Associates Holding Company, LLC 2021 Term Loan B, 3.750%, (US0003M + 3.250%), 12/29/28	311,459	0.2
47,368	Pediatric Associates Holding Company, LLC 2022 Delayed Draw Term loan, 3.754%, (US0003M + 3.250%), 12/29/28	47,191	0.0
411,593	PetVet Care Centers, LLC 2021 Term Loan B3, 4.250%, (US0001M + 3.500%), 02/14/25	409,599	0.3
1,043,357	Phoenix Guarantor Inc 2020 Term Loan B, 3.459%, (US0001M + 3.250%), 03/05/26	1,030,054	0.7
240,000	Physician Partners LLC Term Loan, 4.500%, (SOFRRATE + 4.000%), 02/02/29	239,100	0.2
149,250	Pluto Acquisition I, Inc. 2021 1st Lien Term Loan, 4.507%, (US0003M + 4.000%), 06/22/26	148,193	0.1
165,000	PointClickCare Technologies, Inc. 2022 Term Loan B, 4.050%, (SOFRRATE + 4.000%), 12/29/27	163,350	0.1
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	148,875	PointClickCare Technologies, Inc. Term Loan B, 3.750%, (US0006M + 3.000%), 12/29/27	$147,014	0.1
	250,000	Press Ganey Holdings, Inc. 2022 Incremental Term Loan, 3.800%, (SOFRRATE + 3.750%), 07/24/26	249,063	0.2
	213,388	Project Ruby Ultimate Parent Corp. 2021 Term Loan, 4.000%, (US0001M + 3.250%), 03/03/28	211,978	0.1
	1,289,599	RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 3.959%, (US0001M + 3.750%), 11/16/25	1,277,420	0.8
	239,400	Resonetics, LLC 2021 Term Loan, 4.750%, (US0003M + 4.000%), 04/28/28	238,203	0.1
	247,506	RxBenefits, Inc. 2020 Term Loan, 5.250%, (US0003M + 4.500%), 12/17/27	247,506	0.2
	54,712	Select Medical Corporation 2017 Term Loan B, 2.460%, (US0001M + 2.250%), 03/06/25	54,028	0.0
	490,000	Sotera Health Holdings, LLC 2021 Term Loan, 3.250%, (US0003M + 2.750%), 12/11/26	484,794	0.3
EUR	1,000,000	Sunrise Medical 2018 EUR Term Loan B, 3.250%, (EUR0012M + 3.250%), 04/16/25	1,096,489	0.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Health Care (continued)
615,350	Surgery Center Holdings, Inc. 2021 Term Loan, 4.500%, (US0001M + 3.750%), 08/31/26	$610,863	0.4
500,000	Tecomet Inc. 2017 Repriced Term Loan, 4.675%, (US0003M + 3.500%), 05/01/24	480,000	0.3
518,700	U.S. Anesthesia Partners, Inc. 2021 Term Loan, 4.750%, (US0006M + 4.250%), 10/01/28	513,930	0.3
446,070	Unified Physician Management, LLC 2020 Term Loan, 5.000%, (US0001M + 4.250%), 12/16/27	444,954	0.3
448,875	Virgin Pulse, Inc. 2021 Term Loan, 4.750%, (US0003M + 4.000%), 04/06/28	443,638	0.3
345,000	WP CityMD Bidco LLC 2021 1st Lien Term Loan B, 3.750%, (US0006M + 3.250%), 12/22/28	343,248	0.2
		25,469,779	16.3
	Home Furnishings: 1.0%
374,063	Conair Holdings, LLC Term Loan B, 4.250%, (US0003M + 3.750%), 05/17/28	370,602	0.2
180,000	Illuminate Merger Sub Corp. Term Loan, 4.000%, (US0003M + 3.500%), 07/21/28	176,681	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,030,000	Solis IV BV USD Term Loan B1, 3.550%, (SOFRRATE + 3.500%), 02/25/29	$1,015,838	0.7
		1,563,121	1.0
	Industrial Equipment: 2.3%
350,000	CMBF LLC Term Loan, 6.500%, (US0001M + 6.000%), 08/02/28	345,388	0.2
500,149	Granite Holdings US Acquisition Co. 2021 Term Loan B, 4.250%, (US0003M + 4.000%), 09/30/26	495,877	0.3
125,260	I-Logic Technologies Bidco Limited 2021 USD Term Loan B, 4.500%, (US0003M + 4.000%), 02/16/28	124,728	0.1
609,386	Kenan Advantage Group, Inc. 2021 Term Loan B1, 4.500%, (US0003M + 3.750%), 03/24/26	606,720	0.4
250,000	Madison IAQ LLC Term Loan, 3.754%, (US0003M + 3.250%), 06/21/28	246,674	0.2
890,000	MKS Instruments, Inc. 2021 USD Term Loan, 2.423%, (US0003M + 2.250%), 10/21/28	881,471	0.6
339,825	Star US Bidco LLC Term Loan B, 5.250%, (US0001M + 4.250%), 03/17/27	338,126	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Industrial Equipment (continued)
508,595	Vertical US Newco Inc Term Loan B, 4.000%, (US0006M + 3.500%), 07/30/27	$505,688	0.3
		3,544,672	2.3
	Insurance: 5.1%
1,227,445	Acrisure, LLC 2020 Term Loan B, 3.724%, (US0003M + 3.500%), 02/15/27	1,210,440	0.8
245,000	Acrisure, LLC 2021 First Lien Term Loan B, 4.750%, (US0003M + 4.250%), 02/15/27	243,162	0.1
666,011	Alliant Holdings Intermediate, LLC 2018 Term Loan B, 3.459%, (US0001M + 3.250%), 05/09/25	659,582	0.4
862,838	Alliant Holdings Intermediate, LLC 2021 Term Loan B4, 4.000%, (US0001M + 3.500%), 11/06/27	856,474	0.5
412,250	Aretec Group, Inc. 2018 Term Loan, 4.459%, (US0001M + 4.250%), 10/01/25	411,219	0.3
535,592	AssuredPartners, Inc. 2020 Term Loan B, 3.709%, (US0001M + 3.500%), 02/12/27	528,429	0.3
565,000	AssuredPartners, Inc. 2022 Term Loan, 3.550%, (SOFRRATE + 3.500%), 02/12/27	561,116	0.4
325,000	IMA Financial Group, Inc. Term Loan, 4.250%, (US0001M + 3.750%), 11/01/28	321,953	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,548,262		NFP Corp. 2020 Term Loan, 3.459%, (US0001M + 3.250%), 02/15/27	$1,524,264	1.0
905,592		OneDigital Borrower LLC 2021 Term Loan, 4.750%, (SOFRRATE + 4.250%), 11/16/27	901,064	0.6
301,188		Ryan Specialty Group, LLC Term Loan, 3.750%, (US0001M + 3.000%), 09/01/27	299,682	0.2
445,558		Sedgwick Claims Management Services, Inc. 2019 Term Loan B, 3.959%, (US0001M + 3.750%), 09/03/26	443,017	0.3
			7,960,402	5.1
		Leisure Good/Activities/Movies: 5.6%
330,983		24 Hour Fitness Worldwide, Inc. 2021 Delayed Draw Term Loan, 15.000%, 08/26/22	330,983	0.2
322,064		24 Hour Fitness Worldwide, Inc. 2021 Exit Delayed Draw Term Loan, 15.000%, (US0003M + 14.000%), 09/29/26	315,623	0.2
177,306		Alterra Mountain Company 2021 Series B-2 Consenting Term Loan, 4.000%, (US0001M + 3.500%), 08/17/28	176,124	0.1
443,057	(4)	AMC Entertainment Holdings Inc. 2019 Term Loan B, 3.125%, (US0001M + 3.000%), 04/22/26	402,628	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Leisure Good/Activities/Movies (continued)
	523,688		AppLovin Corporation 2021 Term Loan B, 3.500%, (US0001M + 3.000%), 10/25/28	$520,227	0.3
	970,000		City Football Group Limited Term Loan, 4.000%, (US0006M + 3.500%), 07/21/28	955,450	0.6
	880,900		ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 2.970%, (US0003M + 2.750%), 09/18/24	845,756	0.5
	7,644	(2)	Crown Finance US, Inc. 2020 Term Loan B1, 7.000%, (US0003M + 7.000%) (PIK Rate 8.250%, Cash Rate 7.000%), 05/23/24	9,056	0.0
	555,800		CWGS Group, LLC 2021 Term Loan B, 3.271%, (US0001M + 2.500%), 06/03/28	548,621	0.4
EUR	1,000,000		GVC Holdings PLC 2019 EUR Term Loan B, 2.250%, (EUR006M + 2.250%), 03/29/24	1,100,927	0.7
	707,697		Hayward Industries, Inc. 2021 Term Loan, 3.000%, (US0001M + 2.500%), 05/30/28	702,094	0.5
	243,775		MajorDrive Holdings IV LLC Term Loan B, 4.563%, (US0003M + 4.000%), 05/12/28	242,454	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	503,331	RV Retailer, LLC Term Loan B, 4.750%, (SOFRRATE + 3.750%), 02/08/28	$500,185	0.3
	612,798	Samsonite International S.A. 2020 Incremental Term Loan B2, 3.750%, (US0001M + 3.000%), 04/25/25	610,193	0.4
	335,000	Scientific Games Holdings LP 2022 USD Term Loan B, 3.550%, (SOFRRATE + 3.500%), 02/04/29	333,185	0.2
EUR	745,180	Thor Industries, Inc. 2021 EUR Term Loan, 3.000%, (EUR001M + 3.000%), 02/01/26	831,355	0.5
	373,450	WeddingWire, Inc. 1st Lien Term Loan, 4.620%, (US0003M + 4.500%), 12/19/25	373,917	0.2
			8,798,778	5.6
		Lodging & Casinos: 2.2%
	352,146	Arches Buyer Inc. 2021 Term Loan B, 3.750%, (US0001M + 3.250%), 12/06/27	346,962	0.2
	368,136	Caesars Resort Collection, LLC 2020 Term Loan B1, 3.709%, (US0001M + 3.500%), 07/21/25	367,215	0.2
	1,385,313	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 0.038%, (US0001M + 3.000%), 10/21/24	1,382,427	0.9

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Lodging & Casinos (continued)
250,000	Hilton Worldwide Finance, LLC 2019 Term Loan B2, 1.937%, (US0001M + 1.750%), 06/22/26	$246,719	0.2
156,717	Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan, 2.474%, (US0003M + 2.250%), 07/21/26	155,302	0.1
375,375	The Enterprise Development Authority Term Loan B, 5.000%, (US0001M + 4.250%), 02/28/28	375,023	0.2
590,000	Twin River Worldwide Holdings, Inc. 2021 Term Loan B, 3.750%, (US0006M + 3.250%), 10/02/28	587,214	0.4
		3,460,862	2.2
	Mortgage REITs: 0.2%
362,403	BIFM CA Buyer Inc. Term Loan B, 3.709%, (US0001M + 3.500%), 06/01/26	359,005	0.2
	Nonferrous Metals/Minerals: 0.7%
591,066	Covia Holdings Corporation 2020 PIK Take Back Term Loan, 5.000%, (US0003M + 4.000%), 07/31/26	586,855	0.4
556,598	U.S. Silica Company 2018 Term Loan B, 5.000%, (US0001M + 4.000%), 05/01/25	549,814	0.3
		1,136,669	0.7
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Oil & Gas: 3.9%
334,625	BCP Renaissance Parent LLC 2017 Term Loan B, 4.500%, (US0003M + 3.500%), 10/31/24	$332,952	0.2
898,435	Brazos Delaware II, LLC Term Loan B, 4.162%, (US0001M + 4.000%), 05/21/25	887,879	0.6
189,978	Glass Mountain Pipeline Holdings, LLC 2021 Exit Term Loan, 5.500%, (US0003M + 4.500%), 10/28/27	171,930	0.1
826,385	HGIM Corp. 2018 Exit Term Loan, 7.000%, (US0003M + 6.000%), 07/02/23	758,208	0.5
418,950	ITT Holdings LLC 2021 Term Loan, 3.250%, (US0001M + 2.750%), 07/10/28	413,888	0.3
750,000	Lucid Energy Group II Borrower, LLC 2021 Term Loan, 5.000%, (US0003M + 4.250%), 11/24/28	746,875	0.5
314,213	Medallion Midland Acquisition, LLC 2021 Term Loan, 4.500%, (US0001M + 3.750%), 10/18/28	311,758	0.2
349,098	NorthRiver Midstream Finance LP 2018 Term Loan B, 3.457%, (US0003M + 3.250%), 10/01/25	346,292	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Oil & Gas (continued)
380,000	Oryx Midstream Services Permian Basin LLC Term Loan B, 3.750%, (US0003M + 3.250%), 10/05/28	$377,489	0.2
600,000	Southwestern Energy Company 2021 Term Loan, 3.000%, (SOFRRATE + 2.500%), 06/22/27	599,625	0.4
445,000	TransMontaigne Operating Company L.P. Term Loan B, 4.000%, (US0001M + 3.500%), 11/17/28	441,106	0.3
373,974	Traverse Midstream Partners LLC 2017 Term Loan, 5.250%, (SOFRRATE + 4.250%), 09/27/24	373,195	0.2
248,728	WaterBridge Midstream Operating LLC Term Loan B, 6.750%, (US0006M + 5.750%), 06/22/26	239,667	0.2
		6,000,864	3.9
	Publishing: 1.0%
148,129	Alchemy Copyrights, LLC Term Loan B, 3.500%, (US0001M + 3.000%), 03/10/28	147,203	0.1
311,719	Cengage Learning, Inc. 2021 Term Loan B, 5.750%, (US0003M + 4.750%), 07/14/26	311,465	0.2
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
570,000	Dotdash Meredith Inc Term Loan B, 4.500%, (SOFRRATE + 4.000%), 12/01/28	$568,100	0.4
533,663	McGraw-Hill Global Education Holdings, LLC 2021 Term Loan, 5.553%, (US0006M + 4.750%), 07/28/28	529,994	0.3
		1,556,762	1.0
	Radio & Television: 3.5%
299,213	A-L Parent LLC 2016 1st Lien Term Loan, 4.250%, (US0001M + 3.250%), 12/01/23	284,533	0.2
689,138	Clear Channel Outdoor Holdings, Inc. Term Loan B, 3.799%, (US0003M + 3.500%), 08/21/26	678,035	0.4
1,522,429	CMG Media Corporation 2021 Term Loan, 3.709%, (US0001M + 3.500%), 12/17/26	1,505,301	1.0
1,735,828	Diamond Sports Group, LLC Term Loan, 5.500%, (PRIME + 2.250%), 08/24/26	661,904	0.4
505,000	Gray Television, Inc. 2021 Term Loan D, 3.106%, (US0001M + 3.000%), 12/01/28	502,357	0.3
120,000	iHeartCommunications, Inc. 2020 Incremental Term Loan, 3.750%, (US0001M + 3.250%), 05/01/26	119,400	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
763,148	iHeartCommunications, Inc. 2020 Term Loan, 3.209%, (US0001M + 3.000%), 05/01/26	$756,661	0.5
1,010,448	NASCAR Holdings, Inc Term Loan B, 2.709%, (US0001M + 2.500%), 10/19/26	1,004,623	0.6
		5,512,814	3.5
	Retailers (Except Food & Drug): 5.1%
16,889	AI Aqua Merger Sub, Inc. 2021 1st Lien Delayed Draw Term Loan, 4.209%, (US0003M + 4.000%), 07/31/28	16,811	0.0
168,889	AI Aqua Merger Sub, Inc. 2021 1st Lien Term Loan B, 4.500%, (SOFRRATE + 4.000%), 07/31/28	168,108	0.1
28,704	AI Aqua Merger Sub, Inc. 2022 Delayed Draw Term loan, 4.050%, (SOFRRATE + 4.000%), 07/31/28	28,530	0.0
126,296	AI Aqua Merger Sub, Inc. 2022 Term Loan B, 4.050%, (SOFRRATE + 4.000%), 07/31/28	125,612	0.1
346,564	Franchise Group Intermediate Holdco, LLC 2021 First Out Term Loan B, 5.500%, (US0003M + 4.750%), 03/10/26	347,431	0.2
886,067	Great Outdoors Group, LLC 2021 Term Loan B1, 4.500%, (US0003M + 3.750%), 03/06/28	883,759	0.6
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	1,694,451	Harbor Freight Tools USA, Inc. 2021 Term Loan B, 3.250%, (US0001M + 2.750%), 10/19/27	$1,668,770	1.1
	169,150	Jo-Ann Stores, Inc. 2021 Term Loan B1, 5.500%, (US0003M + 4.750%), 07/07/28	160,185	0.1
	150,000	Lakeshore Intermediate LLC Term Loan, 4.000%, (US0003M + 3.500%), 09/29/28	149,062	0.1
	879,572	Leslies Poolmart, Inc. 2021 Term Loan B, 3.019%, (US0003M + 2.500%), 03/09/28	868,577	0.6
	391,879	Mens Wearhouse, Inc. (The) 2020 Take Back Term Loan, 9.000%, (US0003M + 8.000%), 12/01/25	366,406	0.2
	129,186	Mens Wearhouse, Inc. (The) 2020 Term Loan, 12.000%, (US0003M + 11.000%), 06/01/25	130,155	0.1
	388,050	Michaels Companies, Inc. 2021 Term Loan B, 5.000%, (US0003M + 4.250%), 04/15/28	361,857	0.2
EUR	1,000,000	Peer Holding III B.V. 2019 EUR Term Loan B, 3.250%, (EUR003M + 3.250%), 01/16/27	1,102,188	0.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Retailers (Except Food & Drug) (continued)
340,000		Petmate Incremental Term Loan B, 6.250%, (US0001M + 5.500%), 09/15/28	$337,592	0.2
598,500		Pilot Travel Centers LLC 2021 Term Loan B, 2.209%, (US0001M + 2.000%), 08/04/28	589,756	0.4
398,997		Tory Burch LLC Term Loan B, 4.000%, (US0003M + 3.000%), 04/16/28	394,509	0.2
249,375		Victorias Secret & Co. Term Loan B, 3.750%, (US0003M + 3.250%), 06/30/28	246,570	0.2
			7,945,878	5.1
		Surface Transport: 1.7%
782,200		American Trailer World Corp. Term Loan B, 4.500%, (SOFRRATE + 3.750%), 03/03/28	770,223	0.5
297,723		ENC Holding Corporation 2021 Term Loan, 5.000%, (US0003M + 4.250%), 08/04/28	294,746	0.2
26,531	(1)	ENC Holding Corporation Delayed Draw Term Loan, 4.370%, (US0003M + 4.250%), 08/04/28	26,265	0.0
115,000		LaserShip, Inc. 2021 2nd Lien Term Loan, 8.250%, (US0006M + 7.500%), 05/07/29	115,000	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
503,738	LaserShip, Inc. 2021 Term Loan, 5.250%, (US0003M + 4.500%), 05/07/28	$503,501	0.3
402,975	Savage Enterprises LLC 2021 Term Loan B, 3.750%, (US0001M + 3.250%), 09/15/28	400,025	0.2
425,000	Worldwide Express Operations, LLC 2021 1st Lien Term Loan, 5.000%, (US0006M + 4.250%), 07/26/28	422,344	0.3
150,000	Worldwide Express Operations, LLC 2021 2nd Lien Term Loan, 7.750%, (US0006M + 7.000%), 07/26/29	149,625	0.1
		2,681,729	1.7
	Technology: 1.4%
1,154,209	Misys (Finastra) — TL B 1L, 4.500%, (US0003M + 3.500%), 06/13/24	1,139,781	0.7
331,170	RealPage, Inc. Term Loan B 1L, 3.750%, (US0003M + 3.250%), 04/24/28	328,024	0.2
696,453	Veritas US Inc. 2021 USD Term Loan B, 6.000%, (US0003M + 5.000%), 09/01/25	690,649	0.5
		2,158,454	1.4
	Telecommunications: 10.1%
1,254,325	Altice Financing SA USD 2017 1st Lien Term Loan, 2.989%, (US0003M + 2.750%), 01/31/26	1,222,183	0.8

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Telecommunications (continued)
809,625	Altice France S.A. USD Term Loan B11, 2.750%, (US0001M + 2.750%), 07/31/25	$793,635	0.5
698,237	Asurion LLC 2020 Term Loan B8, 3.459%, (US0001M + 3.250%), 12/23/26	687,065	0.4
255,000	Asurion LLC 2021 2nd Lien Term Loan B3, 5.459%, (US0001M + 5.250%), 01/31/28	252,514	0.2
560,000	Asurion LLC 2021 Second Lien Term Loan B4, 5.459%, (US0001M + 5.250%), 01/20/29	554,400	0.4
700,000	Avaya, Inc. 2020 Term Loan B, 4.441%, (US0001M + 4.250%), 12/15/27	695,333	0.5
760,000	Avaya, Inc. 2021 Term Loan B2, 4.191%, (US0001M + 4.000%), 12/15/27	753,884	0.5
148,125	Cablevision Lightpath LLC Term Loan B, 3.750%, (US0001M + 3.250%), 11/30/27	146,945	0.1
610,000	CCI Buyer, Inc. Term Loan, 4.500%, (US0003M + 4.000%), 12/17/27	605,615	0.4
1,496,183	CenturyLink, Inc. 2020 Term Loan B, 2.459%, (US0001M + 2.250%), 03/15/27	1,456,323	0.9
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
828,425	CommScope, Inc. 2019 Term Loan B, 3.459%, (US0001M + 3.250%), 04/06/26	$809,872	0.5
749,132	Connect Finco Sarl 2021 Term Loan B, 4.500%, (US0001M + 3.500%), 12/11/26	740,704	0.5
342,857	Digi International Inc. Term Loan B, 5.500%, (US0001M + 5.000%), 11/01/28	343,071	0.2
1,928,228	Global Tel*Link Corporation 2018 1st Lien Term Loan, 4.459%, (US0001M + 4.250%), 11/29/25	1,876,808	1.2
552,797	Global Tel*Link Corporation 2018 2nd Lien Term Loan, 10.290%, (SOFRRATE + 10.000%), 11/29/26	535,753	0.3
194,025	GOGO Intermediate Holdings LLC Term Loan B, 4.500%, (US0003M + 3.750%), 04/30/28	192,691	0.1
510,000	Gridiron Fiber Corp. Term Loan, 4.658%, (US0002M + 4.500%), 10/04/28	506,175	0.3
617,774	GTT Communications, Inc. 2018 USD Term Loan B, 7.000%, (PRIME + 3.750%), 05/31/25	520,784	0.3
1,015,000	Intelsat Jackson Holdings S.A. 2021 Exit Term Loan B, 4.300%, (SOFRRATE + 4.250%), 02/01/29	1,001,678	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Telecommunications (continued)
492,669	Iridium Satellite LLC 2021 Term Loan B2, 3.250%, (US0001M + 2.500%), 11/04/26	$489,590	0.3
250,000	Level 3 Financing Inc. 2019 Term Loan B, 1.959%, (US0001M + 1.750%), 03/01/27	244,442	0.2
285,000	Venga Finance Sarl 2021 USD Term Loan B, 4.923%, (US0003M + 4.750%), 12/04/28	278,350	0.2
190,000	ViaSat, Inc. Term Loan, 4.550%, (SOFRRATE + 4.500%), 02/23/29	187,150	0.1
960,000	Zayo Group Holdings, Inc. USD Term Loan, 3.209%, (US0001M + 3.000%), 03/09/27	940,691	0.6
		15,835,656	10.1
	Utilities: 1.2%
190,714	Covanta Holding Corporation 2021 Term Loan B, 3.000%, (US0001M + 2.500%), 11/30/28	189,423	0.1
14,286	Covanta Holding Corporation 2021 Term Loan C, 3.000%, (US0001M + 2.500%), 11/30/28	14,189	0.0
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
646,239	Edgewater Generation, L.L.C. Term Loan, 3.959%, (US0001M + 3.750%), 12/13/25	$587,539	0.4
264,490	Generation Bridge Acquisition, LLC Term Loan B, 5.750%, (US0003M + 5.000%), 12/01/28	263,167	0.2
5,510	Generation Bridge Acquisition, LLC Term Loan C, 5.750%, (US0003M + 5.000%), 12/01/28	5,483	0.0
694,218	Nautilus Power, LLC Term Loan B, 5.250%, (US0001M + 4.250%), 05/16/24	585,313	0.4
243,775	Tiger Acquisition, LLC 2021 Term Loan, 3.758%, (US0003M + 3.250%), 06/01/28	237,947	0.1
		1,883,061	1.2
	Total Senior Loans (Cost $233,314,482)	229,927,810	147.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Shares				Value	Percentage of Net Assets
EQUITIES AND OTHER ASSETS: 1.4%
135,911	(5)		24 Hour Fitness Worldwide, Inc.	$85,080	0.1
181,068	(5)		24 Hour Fitness Worldwide, Inc. — Preferred	362,136	0.2
25,562			Cineworld Group PLC	4,561	0.0
58,667	(5)		Covia Specialty Minerals, Inc.	718,671	0.5
23,578	(5)		Cumulus Media, Inc. Class-A	270,204	0.2
14,717	(5)		Harvey Gulf International Marine LLC	103,019	0.1
9,332	(5)		Harvey Gulf International Marine LLC — Warrants	65,324	0.0
4,941	(5)		iQor	39,528	0.0
41,629	(5)		Longview Power LLC	416,290	0.3
2,581	(5)		Riverbed Technology, Inc.	29,467	0.0
29,663	(5	),(6)	Save-A-Lot, Inc./Moran Foods	—	0.0
42,856	(5)		The Oneida Group (formerly EveryWare Global, Inc.)	429	0.0
			Total Equities and Other Assets (Cost $2,559,639)	2,094,709	1.4
			Total Investments (Cost $235,874,121)	$232,022,519	148.6
			Liabilities in Excess of Other Assets	(75,865,331)	(48.6)
			Net Assets	$156,157,188	100.0

*  Senior loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 8 for additional details.

(2)  All or a portion of this Senior Loan is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.

(3)  Defaulted senior loan. Currently, the borrower is partially or fully in default with respect to principal and/or interest payments.

(4)  Senior Loan is on non-accrual status at February 28, 2022.

(5)  Non-income producing security.

(6)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

Reference Rate Abbreviations:

EUR001M  1-month EURIBOR

EUR003M  3-month EURIBOR

EUR0012M  12-month EURIBOR

PRIME  Federal Reserve Bank Prime Loan Rate

SOFRRATE  1-day Secured Overnight Financing Rate

US0001M  1-month LIBOR

US0002M  2-month LIBOR

US0003M  3-month LIBOR

US0006M  6-month LIBOR

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of February 28, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at February 28, 2022
Asset Table
Investments, at fair value
Equities and Other Assets	$270,204	$1,824,505	$—	$2,094,709
Senior Loans	—	229,927,810	—	229,927,810
Total Investments, at fair value	$270,204	$231,752,315	$—	$232,022,519
Other Financial Instruments+
Forward Foreign Currency Contracts	—	156,845	—	156,845
Total Assets	$270,204	$231,909,160	$—	$232,179,364

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At February 28, 2022, the following forward foreign currency contracts were outstanding for Voya Senior Income Fund:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,961,987	EUR	6,959,000	State Street Bank & Trust Co.	03/10/22	$156,845
						$156,845

Currency Abbreviations

EUR  EU Euro

USD  United States Dollar

The following tables are a summary of the Fund's derivative instruments (not accounted for as hedging instruments) categorized by primary risk exposure.

As of February 28, 2022, the fair value of derivative instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Exchange Contracts
Assets- Derivative Instruments
Forward foreign currency contracts
Unrealized appreciation on forward foreign currency contracts	$156,845
Total Asset Derivatives	$156,845

For the year ended February 28, 2022, the effect of derivative instruments in the Statement of Operations were as follows:

Foreign Exchange Contracts
Net realized gain (loss) on derivatives recognized in income:
Forward foreign currency contracts	$634,691
Total	$634,691
Net change in unrealized appreciation (depreciation) on derivatives recognized in income:
Forward foreign currency contracts	$193,152
Total	$193,152

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA SENIOR INCOME FUND  AS OF FEBRUARY 28, 2022 (CONTINUED)

The following table is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at February 28, 2022:

State Street Bank & Trust Co.
Assets:
Forward foreign currency contracts	$156,845
Total Assets	$156,845
Net OTC derivative instruments by counterparty, at fair value	$156,845
Total collateral pledged/(Received from counterparty)	$—
Net Exposure(1)	$156,845

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At February 28, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

  Cost for federal income tax purposes was $236,093,062.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,436,913
Gross Unrealized Depreciation	(5,312,263)
Net Unrealized Depreciation	$(3,875,350)

See Accompanying Notes to Financial Statements

Voya Senior Income Fund

TAX INFORMATION (Unaudited)

Dividends paid during the year ended February 28, 2022 were as follows:

Class	Type	Per Share Amount
Class A	NII	$0.4344
Class C	NII	$0.3801
Class I	NII	$0.4616
Class W	NII	$0.4616

NII - Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 90.65% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

Voya Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee Chairperson	November 2007 - Present January 2020 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	131	Dentaquest (February 2014 - Present); RSR Partners, Inc. (2016 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - December 2019).	131	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	131	Wisconsin Energy Corporation (June 2006 - Present); The Royce Funds (22 funds) (December 2009 - Present); and AMICA Mutual Insurance Company (1992 - Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Trustee	August 2015 - Present	Retired.	131	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	131	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	131	Centerra Gold Inc. (May 2008 - Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	October 2015 - Present	Retired.	131	None.

Voya Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Trustee who is an "interested person":
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	Trustee	July 2018 - Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 - Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022 - Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 - December 2021); Managing Director, Quantitative Management Associates, LLC (January 2004 - August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 - Present); Voya Investments Distributor, LLC (April 2018 - Present).

(1)  Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an "interested person" as defined in the 1940 Act, of each Fund ("Independent Trustee") is subject to the Board's retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board's other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)  For the purposes of this table, "Fund Complex" means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of March 31, 2022.

Voya Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 53	Chief Executive Officer	March 2018 - Present

Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 - Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 - Present); Chief Financial Officer, Voya Investment Management (September 2014 -Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 - March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 - September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 - March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	President	March 2018 - Present

President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 - Present); Director, Voya Funds Services, LLC (March 2018 - Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022 - Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 - December 2021); Managing Director, Quantitative Management Associates, LLC (January 2004 - August 2017).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 54	Executive Vice President Chief Investment Risk Officer	March 2020 - Present March 2020 - Present

Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 - Present) and Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 - Present). Formerly, Vice President, Voya Investments, LLC (September 2018 - March 2020); Consultant, DA Capital LLC (January 2016 - March 2017).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018 - Present

Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 - Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Chief Administrative Officer, Voya Investment Management (September 2017 - Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 - September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 - Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	President, Voya Funds Services, LLC (March 2018 - Present) and Senior Vice President, Voya Investments, LLC (April 2005 - Present).

Voya Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	November 2003 - Present	Senior Vice President, Voya Investments, LLC (September 2003 - Present).
Jeffrey A. Bakalar 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Senior Vice President	January 2001 - Present

Senior Managing Director, Chief Investment Officer, and Group Head, Leveraged Credit Group, Voya Investment Management Co. LLC (March 2021 - Present). Formerly, Senior Managing Director, Chief Investment Officer, and Group Head, Senior Loan Group, Voya Investment Management Co. LLC (March 2019 - March 2021); Managing Director, Chief Investment Officer, and Group Head, Senior Loan Group, Voya Investment Management Co. LLC (March 2017 - March 2019); Managing Director and Group Head, Senior Loan Group, Voya Investment Management Co. LLC (January 2012 - February 2019).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	September 2020 - Present

Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021 - Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 - March 2021).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 51	Senior Vice President	May 2006 - Present

Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 - Present) and Voya Funds Services, LLC (March 2006 - Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 - April 2018).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	September 2004 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (September 2004 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Treasurer	September 2012 - Present January 2021 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2012 - Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2014 - Present	Senior Vice President, Voya Investments, LLC (February 2022 - Present). Formerly, Vice President, Voya Investments, LLC (October 2015 - February 2022).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	November 1997 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2007 - Present).

Voya Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	March 2018 - Present

Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 - Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 - Present). Formerly, Vice President, Voya Investment Management (March 2014 - February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Investments, LLC (October 2015 - Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 45	Anti-Money Laundering Officer	June 2018 - Present

Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 - Present); Compliance Consultant, Voya Financial, Inc. (January 2019 - Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 - December 2018).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Secretary	September 2020 - Present

Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (September 2020 - Present). Formerly, Vice President, Counsel, Voya Investment Management - Mutual Fund Legal Department (January 2013 - September 2020).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).

(1)  The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

Voya Senior Income Fund

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 18, 2021, the Board of Trustees ("Board") of Voya Senior Income Fund (the "Fund"), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not "interested persons" of the Fund, as such term is defined under the Investment Company Act of 1940, as amended (the "Independent Trustees"), considered and approved the renewal of the investment management contract (the "Management Contract") between Voya Investments, LLC (the "Manager") and the Fund, and the sub-advisory contract (the "Sub-Advisory Contract," and together with the Management Contract, the "Contracts") with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the "Sub-Adviser") for an additional one year period ending November 30, 2022.

In addition to the Board meeting on November 18, 2021, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as "management") on October 7-8, 2021, and November 16, 2021. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund's investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review

Committees (the "IRCs"), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager's role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds ("Methodology Guide"), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the registered fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund ("Selected Peer Group") based on the Fund's particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of registered fund data ("Morningstar")), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any

Voya Senior Income Fund

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund's operations and risk management and the oversight of its various other service providers.

The Board considered the "manager-of-managers" structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board's approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser's investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund's performance. In connection with the Manager's performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser's management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Fund's Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Fund Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund's Morningstar category and primary benchmark, a broad-based securities market index identified in the Fund's prospectus. The Board also considered information from the Manager Research & Selection Group and received reports

Voya Senior Income Fund

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

summarizing a separate analysis of the Fund's performance and risk, including risk-adjusted investment return information, from the Fund's Chief Investment Risk Officer.

The Board recognized the inherent limitations in comparing performance of peer funds utilizing leverage in light of, among other things, the impacts due to the level and type of leverage utilized and when peer funds entered into their leverage arrangements (which can impact pricing and, therefore, cost and performance).

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. The Board considered that, while the Fund does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund's Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliates in connection with services they render to the Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the

Voya Senior Income Fund

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund's operations may not be fully reflected in the expenses allocated to the Fund in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a registered fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager's and the Voya-affiliated Sub-Adviser's profitability with respect to their services to the Fund and the Manager and Sub-Adviser's potential fall-out benefits were not unreasonable.

Fund Analysis

Set forth below are certain of the specific factors that the Board considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings in relation to approving the Fund's Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Fund's performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2021. In addition, the Board also considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings certain additional data regarding the Fund's more recent performance, asset levels and asset flows. The Fund's management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

In considering whether to approve the renewal of the Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Fund is ranked in the third quintile of its Morningstar category for the year-to-date period, the fourth quintile for the one-year period, and the fifth quintile for the three-year, five-year and ten-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management's representations regarding: (1) the challenge of comparing the Fund to its Morningstar peers due to the diversity of the funds included in the Fund's Morningstar category, including several funds with less exposure to the senior loan asset class and significant allocations to off-benchmark positions, such as high yield bonds; (2) the impact of security selection and conservative positioning on the Fund's performance; (3) the competitiveness of the Fund's performance during certain periods; and (4) its continued evaluation of potential changes to the Fund.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the second quintile of net management fee rates of the funds in its Selected

Voya Senior Income Fund

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Peer Group; (b) the contractual management fee rate for the Fund is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to the Fund and that approval of the continuation of the Contracts is in the best interests of the Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management's related representations, the Board concluded that it was satisfied with management's responses relating to the Fund's investment performance and the fees payable under the Contracts. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2022.

Voya Senior Income Fund

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund's website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC's") website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund's website at www.voyainvestments.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund's Forms NPORT-P are available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings is available on: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Investment Adviser

Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Sub-Adviser

Voya Investment Management Co. LLC
230 Park Avenue
New York, New York 10169

Institutional Investors and Analysts

Call Voya Senior Income Fund
1-800-336-3436

Written Requests

Please mail all account inquiries and other comments to:
Voya Senior Income Fund
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Distributor

Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Independent Registered Public
Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Custodian

State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information at (800) 992-0180

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com

163070

(0222-042022)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal years ended February 28, 2022 and February 28, 2021 and the amount of fees that the previous independent public accounting firm billed to the Fund during the Fund’s fiscal year ended February 28, 2021.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“EY”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $62,300 for the year ended February 28, 2022 and $62,300 for the year ended February 28, 2021.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended February 28, 2022 and $0 for the year ended February 28, 2021.

(c)	Tax Fees (1): The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $7,800 for the year ended February 28, 2022 and $7,800 for the year ended February 28, 2021. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended February 28, 2022 and $0 for the year ended February 28, 2021.

(1) For the fiscal year ended February 28, 2021, the previous independent public accounting firm billed $83 for Tax Fees.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

1

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 18, 2021

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Ernst & Young LLP Passive Foreign Investment Company (“PFIC”) Analyzer		√	Not to exceed $95,000 during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:          January 1, 2022 to December 31, 2022

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended, February 28, 2022 and February 28, 2021; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2022	2021 (1)
Voya Senior Income Fund	$7,800	$7,800
Voya Investments, LLC (2)	$12,007,569	$16,501,954

(1) For the fiscal year ended February 28, 2021, the previous independent public accounting firm billed the Registrant $83 for Non-Audit Fees.

(2) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants.

a.	The registrant has a separately-designated standing audit committee. The members are Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer.

b.	Not applicable.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of them Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING PROCEDURES and GUIDELINES

VOYA FUNDS

VOYA iNVESTMENTS, LLC

Date Last Revised: January 27, 2022

Introduction

These Proxy Voting Procedures and Guidelines (the “Procedures”, the “Guidelines”) set forth the procedures and guidelines to be followed by Voya Investments, LLC (referred to as the “Advisor”) for the voting of proxies of the Voya funds for which the Advisor serves as the investment manager (the “Funds”). These Procedures and Guidelines have been approved by the Board of Directors/Trustees of the Funds (the “Board”).

The Board may determine to delegate proxy voting to a sub-advisor of one or more Funds (rather than to the Advisor), in which case, the sub-advisor’s proxy policies and procedures for implementation on behalf of such Voya fund (a “Sub-Advisor-Voted Fund”) shall be subject to approval by the Board. A Sub-Advisor-Voted Fund is not covered under these Procedures and Guidelines, except as described in the Reporting and Record Retention section below with respect to vote reporting requirements. However, they are covered by those sub-advisor’s proxy policies, provided that the Board has approved them.

These Procedures and Guidelines incorporate principles and guidance set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff on the fiduciary duty of the Board to ensure that proxies are voted in a timely manner and that voting decisions are in the Funds’ beneficial owners’ best interest.

Pursuant to these Procedures and Guidelines, the Active Ownership team (the “AO Team”) is hereby delegated the responsibility to vote the Funds’ proxies in accordance with these Procedures and Guidelines on behalf of the Funds. In addition, the Compliance Committee of the Board is hereby delegated certain oversight duties regarding the Advisor’s functions that pertain to the voting of the Funds’ proxies.

The engagement of a Proxy Advisory Firm shall be subject to the initial approval, and to the annual review and approval, of the Board. The AO Team is responsible for overseeing the Proxy Advisory Firm and shall direct the Proxy Advisory Firm to vote proxies in accordance with the Guidelines.

These Procedures and Guidelines will be reviewed by the Board’s Compliance Committee annually and will be updated when appropriate. No change to these Procedures and Guidelines will be made except pursuant to Board approval. Non-material amendments, however, may be approved for immediate implementation by the Board’s Compliance Committee, subject to ratification by the full Board at its next regularly scheduled meeting.

Advisor’s Roles and Responsibilities

AO Team

The Voya AO Team shall direct the Proxy Advisory Firm to vote proxies on behalf of the Funds and the Advisor in connection with annual and special meetings of shareholders (except those regarding bankruptcy matters and/or related plans of reorganization).

The AO Team is responsible for overseeing the Proxy Advisory Firm (as defined in the Proxy Advisory Firm section below) and voting the Funds’ proxies in accordance with the Procedures and Guidelines on behalf of the Funds and the Advisor. The AO Team is authorized to direct the Proxy Advisory Firm to vote a Fund’s proxy in accordance with the Procedures and Guidelines. Responsibilities assigned to the AO Team, or activities that support it, may be performed by such members of the Proxy Group (as defined in the Proxy Group section below) or employees of the Advisor’s affiliates as the Proxy Group deems appropriate.

The AO Team is also responsible for identifying and informing Counsel (as defined in the Counsel section below) of potential conflicts between the proxy issuer and the Proxy Advisory Firm, the Advisor, the Funds’ principal underwriters, or an affiliated person of the Funds. The AO Team will identify such potential conflicts of interest based on information the Proxy Advisory Firm periodically provides; client analyses, distributor, broker-dealer, and vendor lists; and information derived from other sources, including public filings.

Proxy Advisory Firm

The Proxy Advisory Firm is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely manner. To the extent applicable, the Proxy Advisory Firm is required to provide research, analysis, and vote recommendations under its Proxy Voting guidelines. Additionally, the Proxy Advisory Firm is required to produce custom vote recommendations in accordance with the Guidelines and their vote recommendations.

Proxy Group

The members of the Proxy Group, which may include employees of the Advisor’s affiliates, and may be amended from time to time at the Advisor’s discretion except that the Funds’ Chief Investment Risk Officer, the Funds’ Chief Compliance Officer, and the Funds’ AO Team shall be members unless the Board determines otherwise.

Investment Professionals

The Funds’ sub-advisors and/or portfolio managers are each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”. Investment Professionals are encouraged to submit a recommendation to the AO Team regarding any proxy-voting-related proposal pertaining to the portfolio securities over which they have day-to-day portfolio management responsibility. Additionally, when requested, Investment Professionals are responsible for submitting a recommendation to the AO Team regarding proxy voting related proxy contests, proposals related to companies with dual class shares with superior voting rights, or mergers and acquisitions involving the portfolio securities over which they have day-to-day portfolio management responsibility.

Counsel

A member of the mutual funds legal practice group of the Advisor (“Counsel”) is responsible for determining if a potential conflict of interest involving a proxy issuer is in fact a conflict of interest. If Counsel deems a proxy issuer to be a conflict of interest, the Counsel must notify the AO Team, who will in turn notify the Chair of the Compliance Committee of such conflict of interest.

Proxy Voting Procedures

Proxy Group Oversight

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is the Funds’ Chief Compliance Officer) will constitute a quorum for purposes of taking action at any meeting of the Group.

The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via email in lieu of a meeting, provided that the AO Team follows the directions of a majority of a quorum responding via e-mail.

A Proxy Group meeting will be held whenever:

●	The AO Team receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines.
●	The Proxy Advisory Firm has made no recommendation on a matter and the Procedures do not provide instruction.
●	The AO Team requests the Proxy Group’s input and vote recommendation on a matter.

At its discretion, the Proxy Group may provide the AO Team with standing instructions to perform responsibilities and related activities assigned to the Proxy Group, on its behalf, provided that such instructions do not violate any requirements of these Procedures or the Guidelines.

If the Proxy Group has previously provided the AO Team with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation, these recommendations do not violate any requirements of these Procedures or the Guidelines, and no conflict of interest exists, the AO Team may implement the instructions without calling a Proxy Group meeting.

For each proposal referred to the Proxy Group, it will review:

●	The relevant Procedures and Guidelines,
●	The recommendation of the Proxy Advisory Firm, if any,
●	The recommendation of the Investment Professional(s), if any,

●	Other resources that any Proxy Group member deems appropriate to aid in a determination of a recommendation.

Vote Instruction

While the vote of a simple majority of the voting members present will determine any matter submitted to a vote, tie votes will be resolved by securing the vote of members not present at the meeting. The AO Team will ensure compliance with all applicable voting and conflict of interest procedures, and will use best efforts to secure votes from as many absent members as may reasonably be accomplished, providing such members with a substantially similar level of relevant information as that provided at the in-person meeting.

In the event a tie vote cannot be resolved, or in the event that the vote remains a tie, the AO Team will refer the vote to the Compliance Committee Chair for vote determination.

In the event a tie vote cannot be timely resolved in connection with a voting deadline, the AO Team will abstain from voting on the proposal(s). However, the AO Team will vote in accordance with the Proxy Advisory Firm’s recommendation if abstaining on the vote is not a valid option; i.e., can only vote For, Against, or Withhold.

A member of the Proxy Group may abstain from voting on any given matter, provided that the member does not participate in the Proxy Group discussion(s) in connection with the vote determination. If abstention results in the loss of quorum, the process for resolving tie votes will be observed.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, as might be the case upon review of a recommendation from an Investment Professional, the AO Team will follow the procedures in the Out-of-Guidelines section below.

Vote Classification

These Procedures and Guidelines specify how the Funds generally will vote with respect to the proposals indicated. Unless otherwise noted, the Proxy Group instructs the AO Team, on behalf of the Advisor, to vote in accordance with these Procedures and Guidelines.

Within-Guidelines Votes: Votes in Accordance with the Guidelines

In the event the Proxy Group and, where applicable, an Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Proxy Advisory Firm, through the AO Team, to vote in this manner.

Out-of-Guidelines Votes: Votes Contrary to the Guidelines

A vote would be considered Out-of-Guidelines if the:

●	Vote is contrary to the Guidelines based on the Compliance Committee or Proxy Group determination that the application of the Guidelines is inapplicable or inappropriate under the circumstances. Such votes include, but are not limited to votes cast based on the recommendation of an Investment Professional.
●	Vote is contrary to the Guidelines unless the Guidelines stipulate Case-by-Case consideration or that primary consideration will be given to input from an Investment Professional, notwithstanding that the vote appears contrary to these Procedures and Guidelines and/or the Proxy Advisory Firm’s recommendation.

Routine Matters

Upon instruction from the AO Team, the Proxy Advisory Firm will submit a vote as described in these Procedures and Guidelines where there is a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.

Matters Requiring Case-by-Case Consideration

The Proxy Advisory Firm will refer proxy proposals to the AO Team when these Procedures and Guidelines indicate “Case-by-Case.” Additionally, the Proxy Advisory Firm will refer any proxy proposal under circumstances where the application of these Procedures and Guidelines is unclear, appears to involve unusual or controversial issues, or is silent regarding the proposal.

Upon receipt of a referral from the Proxy Advisory Firm, the AO Team may solicit additional research or clarification from the Proxy Advisory Firm, Investment Professional(s), or other sources.

The AO Team will review matters requiring Case-by-Case consideration to determine if the Proxy Group had previously provided the AO Team with standing vote instructions, or a provision within the Guidelines is applicable based on prior voting history.

If a matter requires input and a vote determination from the Proxy Group, the AO Team will forward the Proxy Advisory Firm’s analysis and recommendation, the AO Team’s recommendation and/or any research obtained from the Investment Professional(s), the Proxy Advisory Firm, or any other source to the Proxy Group. The Proxy Group may consult with the Proxy Advisory Firm and/or Investment Professional(s) as appropriate.

The AO Team will use best efforts to convene a Proxy Group meeting with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it is the policy of the Funds and Advisor to vote in accordance with the Proxy Advisory Firm’s recommendation.

Non-Votes: Votes in which No Action is Taken

The AO Team will make reasonable efforts to secure and vote all proxies for the Funds, including markets where shareholders’ rights are limited. Nevertheless, the Proxy Group may recommend that a Fund refrain from voting under certain circumstances including:

●	The economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence.
●	The cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases when share blocking practices may impose trading restrictions on the relevant portfolio security.

In such cases, the Proxy Group may instruct the Proxy Advisory Firm, through the AO Team, not to vote such proxy. The Proxy Group may provide the AO Team with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Further, Counsel may require the AO Team to abstain from voting any proposal that is subject to a material conflict of interest provided that abstaining has no effect on the vote outcome.

Matters Requiring Further Consideration

Referrals to the Compliance Committee

If a vote is deemed Out-of-Guidelines and Counsel has determined that a material conflict of interest appears to exist with respect to the party or parties (i.e., Proxy Advisory Firm, the Advisor, underwriters, affiliates, any participating Proxy Group member, or any Investment Professional(s)) participating in the voting process, the AO Team will refer the vote to the Compliance Committee Chair.

Further, if an Investment Professional discloses a potential conflict of interest, and Counsel determines that the conflict of interest appears to exist, the proposal will also be referred to the Compliance Committee for review, regardless of whether the vote is Within- or Out-of-Guidelines.

The Compliance Committee will be provided all recommendations (including Investment Professional(s)), analyses, research, and Conflicts Reports and any other written materials used to establish whether a conflict of interest exists and will instruct the AO Team how such referred proposals should be voted.

The AO Team will use best efforts to refer matters to the Compliance Committee for its consideration in a timely manner. In the event any such matter cannot be referred to or considered by the Compliance Committee in a timely manner, the Compliance Committee’s standing instruction is to vote Within Guidelines.

The Compliance Committee will receive a report detailing proposals that were voted Out-of-Guidelines, if the Investment Professional’s recommendation was not acted on, or was referred to the Compliance Committee.

Consultation with Compliance Committee

The AO Team may consult the Compliance Committee Chair for guidance on behalf of the Committee if application of these Procedures and Guidelines is unclear, or a recommendation is received from an Investment Professional in connection with any unusual or controversial issue.

Conflicts of Interest

The Advisor shall act in the Funds’ beneficial owners’ best interests and strive to avoid conflicts of interest.

Conflicts of interest can arise, for example, in situations where:

●	The issuer is a vendor whose products or services are material to the Voya Funds, the Advisor or their affiliates;
●	The issuer is an entity participating to a material extent in the distribution of the Voya Funds;
●	The issuer is a significant executing broker dealer;
●	Any individual that participates in the voting process for the Funds including an Investment Professional, a member of the Proxy Group, an employee of the Advisor, or Director/Trustee of the Board serves as a director or officer of the issuer; or
●	The issuer is Voya Financial.

Potential Conflicts with a Proxy Issuer

The AO Team is responsible for identifying and informing Counsel of potential conflicts with the proxy issuer. In addition to obtaining potential conflict of interest information described in the Roles and Responsibilities section above, members of the Proxy Group are required to disclose to the AO Team any potential conflicts of interests prior to discussing the Proxy Advisory Firms’ recommendation.

The Proxy Group member will advise the AO Team in the event he/she believes that a potential or perceived conflict of interest exists that may preclude him/her from making a vote determination in the best interests of the Funds’ beneficial owners. The Proxy Group member may elect to recuse himself/herself from consideration of the relevant proxy or have Counsel consider the matter, recusing him/herself only in the event Counsel determines that a material conflict of interest exists. If recusal, whether voluntary or pursuant to Counsel’s findings, does not occur prior to the member’s participation in any Proxy Group discussion of the relevant proxy, any Out-of-Guidelines Vote determination is subject to the Compliance Committee referral process. Should members of the Proxy Group verbally disclose a potential conflict of interest, they are required to complete a Conflict of Interest Report, which will be reviewed by Counsel.

Investment Professionals are also required to complete a Conflict of Interest Report or confirm that they do not have any potential conflicts of interests when submitting a vote recommendation to the AO Team.

The AO Team gathers and analyzes the information provided by the Proxy Advisory Firm, the Advisor, the Funds’ principal underwriters, affiliates of the Funds, Proxy Group members, Investment Professionals, and the Directors and Officers of the Funds. Counsel will document such potential material conflicts of interest on a consolidated basis as appropriate.

The AO Team will instruct the Proxy Advisory Firm to vote the proxy as recommended by the Proxy Group if Counsel determines that a material conflict of interest does not appear to exist with respect to a proxy issuer, any participating Proxy Group member, or any participating Investment Professional(s).

Compliance Committee Oversight

The AO Team will refer a proposal to the Funds’ Compliance Committee if the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a material conflict of interest appears to exist in order that the conflicted party(ies) have no opportunity to exercise voting discretion over a Fund’s proxy.

The AO Team will refer the proposal to the Compliance Committee Chair, forwarding all information relevant to the Compliance Committee’s review, including the following or a summary of its contents:

●	The applicable Procedures and Guidelines
●	The Proxy Advisory Firm recommendation
●	The Investment Professional(s)’s recommendation, if available
●	Any resources used by the Proxy Group in arriving at its recommendation
●	Counsel’s findings
●	Conflicts Report(s) and/or any other written materials establishing whether a conflict of interest exists.

In the event a member of the Funds’ Compliance Committee believes he/she has a conflict of interest that would preclude him/her from making a vote determination in the best interests of the applicable Fund’s beneficial owners, the Compliance Committee member will advise the Compliance Committee Chair and recuse himself/herself with respect to the relevant proxy determinations.

Conflicts Reports

Investment Professionals, the Proxy Advisory Firm, and members of the Compliance Committee, the Proxy Group, and the AO Team are required to disclose any potential conflicts of interest and/or confirm they do not have a conflict of interest in connection with their participation in the voting process for portfolio securities. The Conflicts Report should describe any known relationships of either a business or personal nature that Counsel has not previously assessed, which may include communications with respect to the referral item, but excluding routine communications with or submitted to the AO Team or Investment Professional(s) on behalf of the subject company or a proponent of a shareholder proposal.

The Conflicts Report should also include written confirmation that the Investment Professional based the recommendation in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists solely on the investment merits of the proposal and without regard to any other consideration.

Completed Conflicts Reports should be provided to the AO Team as soon as possible and may be submitted to the AO Team verbally, provided the AO Team completes the Conflicts Report, and the submitter reviews and approves the Conflict Report in writing.

The AO Team will forward all Conflicts Reports to Counsel for review. Upon review, Counsel will provide the AO Team with a brief statement indicating if a material conflict of interest is present.

Counsel will document such potential conflicts of interest on a consolidated basis as appropriate rather than maintain individual Conflicts Reports.

Assessment of the Proxy Advisory Firm

The AO Team, on behalf of the Board and the Advisor, will assess if the Proxy Advisory Firm:

●	Is independent from the Advisor
●	Has resources that indicate it can competently provide analysis of proxy issues
●	Can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners
●	Has adequate compliance policies and procedures to:
o	Ensure that its proxy voting recommendations are based on current and accurate information
o	Identify and address conflicts of interest.

The AO Team will utilize, and the Proxy Advisory Firm will comply with, such methods for completing the assessment as the AO Team may deem reasonably appropriate. The Proxy Advisory Firm will also promptly notify the AO Team in writing of any material change to information previously provided to the AO Team in connection with establishing the Proxy Advisory Firm’s independence, competence, or impartiality.

Information provided in connection with the Proxy Advisory Firm’s potential conflict of interest will be forwarded to Counsel for review. Counsel will review such information and advise the AO Team as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

Voting Funds of Funds, Investing Funds and Feeder Funds

Funds that are “Funds-of-Funds” will “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Voya funds indicated on Voya’s website (www.voyainvestments.com). Meaning that, if the Fund-of-Funds must vote on a proposal with respect to an underlying investment company, the Fund-of-Funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds will vote as follows:

●	If the Fund-of-Funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal.
●	If the Fund-of-Funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Advisor to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

An Investing Fund (e.g., any Voya fund), while not a Fund-of-Funds will have the foregoing Fund-of-Funds procedure applied to any Investing Fund that invests in one or more underlying funds. Accordingly:

●	Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund.
●	In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal.
●	In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure passes votes requested by the underlying master fund to its shareholders. Meaning that, if the master fund solicits the Feeder Fund, the Feeder Fund will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to how it should vote its interest in an underlying master fund.

When a Voya fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, except as described in the Reporting and Record Retention section below, Feeder Funds will not be subject to these Procedures and Guidelines.

Securities Lending

Many of the Funds participate in securities lending arrangements to generate additional revenue for the Fund. Accordingly, the Fund will not be able to vote securities that are on loan under these arrangements. However, under certain circumstances, for voting issues that may have a significant impact on the investment, the Proxy Group or AO Team may request to recall securities that are on loan if they determine that the benefit of voting outweighs the costs and lost revenue to the Fund and the administrative burden of retrieving the securities.

Investment Professionals may also deem a vote is “material” in the context of the portfolio(s) they manage. Therefore, they may request that lending activity on behalf of their portfolio(s) with respect to the relevant security be reviewed by the Proxy Group and considered for recall and/or restriction. The Proxy Group will give primary consideration to relevant Investment Professional input in its determination of whether a given proxy vote is material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio will not mean that such vote is considered material across all Funds voting at that meeting. In order to recall or restrict shares on a timely basis for material voting purposes, the AO Team, on behalf of the Proxy Group, will use best efforts to consider, and when appropriate, to act upon, such requests on a timely basis. Requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

Reporting and Record Retention

Reporting by the Funds

Annually, as required, each Fund and each Sub-Advisor-Voted Fund will post its proxy voting record, or a link to the prior one-year period ending on June 30th on the Voya Funds’ website. The proxy voting record for each Fund and each Sub-Advisor-Voted Fund will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”). For any Voya fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the Voya funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the Voya funds’ website. If an underlying master fund solicited any Feeder Fund for a vote during the reporting period, a record of the votes cast by means of the pass-through process described above will be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

Reporting to the Compliance Committee

At each regularly scheduled quarterly Compliance Committee meeting, the Compliance Committee will receive a report from the AO Team indicating each proxy proposal, or a summary of such proposals, that was:

1.	Voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines as a result of special circumstances raised by an Investment Professional;
2.	Voted Within-Guidelines in cases when the Proxy Group did not agree with an Investment Professional’s recommendation;
3.	Referred to the Compliance Committee for determination.

The report will indicate the name of the company, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

Reporting by the AO Team on behalf of the Advisor

The Advisor will maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following:

●	A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements the issuers send are available either in the SEC’s EDGAR database or upon request from the Proxy Advisory Firm.
●	A record of each vote cast on behalf of a Fund.
●	A copy of any Advisor-created document that was material to making a proxy vote decision, or that memorializes the basis for that decision.
●	A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Advisor voted proxies on behalf of a Fund.
●	A record of all recommendations from Investment Professionals to vote contrary to the Guidelines.
●	All proxy questions/recommendations that have been referred to the Compliance Committee, and all applicable recommendations, analyses, research, Conflict Reports, and vote determinations.

All proxy voting materials and supporting documentation will be retained for a minimum of six years, the first two years in the Advisor’s office.

Records Maintained by the Proxy Advisory Firm

The Proxy Advisory Firm will retain a record of all proxy votes handled by the Proxy Advisory Firm. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Proxy Advisory Firm is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Advisor upon request.

PROXY VOTING GUIDELINES

Introduction

Proxies must be voted in the best interest of the Funds’ beneficial owners. The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give an indication of how the Funds’ ballots will be voted on proposals dealing with particular issues. Nevertheless, the Guidelines are not exhaustive, do not include all potential voting issues, and proposals may be addressed, as necessary, on a CASE-BY-CASE basis rather than according to the Guidelines, factoring in the merits of the rationale and disclosure provided.

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available will be considered CASE-BY-CASE.

Investment Professionals are encouraged to submit a recommendation to the AO Team regarding proxy voting related to the portfolio securities over which they have day-to-day portfolio management responsibility. Recommendations from the Investment Professionals may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity or fixed income securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.

These policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject. No proposal will be supported whose implementation would contravene such requirements.

General Policies

The Funds’ policy is generally to support the recommendation of the relevant company’s management when the Proxy Advisory Firm’s recommendation also aligns with such recommendation and to vote in accordance with the Proxy Advisory Firm’s recommendation when management has made no recommendation. However, this policy will not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) is being utilized.

The rationale and vote recommendation from Investment Professionals will be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The Fund’s policy is to not support proposals that would negatively impact the existing rights of the Funds’ beneficial owners. Further, shareholder proposals will generally not be supported if they impose excessive costs and/or are overly restrictive or prescriptive. Depending on the relevant market, appropriate opposition may be expressed as an ABSTAIN, AGAINST, or WITHHOLD vote.

In the event competing shareholder and board proposals appear on the same agenda at uncontested proxies, the shareholder proposal will generally not by supported and the management proposal supported when the management proposal meets the factors for support under the relevant topic/policy (e.g., Allocation of Income and Dividends), otherwise consider the competing proposals on a CASE-BY-CASE basis.

International Policies

Companies incorporated outside the U.S. are subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC. Where applicable, certain U.S. guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.

However, given the differing regulatory and legal requirements, market practices, and political and economic systems existing in various international markets, the Funds will:

●	Vote AGAINST international proxy proposals when the Proxy Advisory Firm recommends voting AGAINST such proposal because relevant disclosure by the company, or the time provided for consideration of such disclosure, is inadequate;

●	Consider proposals that are associated with a firm AGAINST vote on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends their support when:

●	The company or market transitions to better practices (e.g., having committed to new regulations or governance codes);
●	The market standard is stricter than the Fund’s guidelines; or
●	It is the more favorable choice when shareholders must choose between alternate proposals.

Proposal Specific Policies

As mentioned above, these policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Proxy Contests:

Consider votes in contested elections on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Uncontested Proxies:

1-	The Board of Directors

Overview

The Funds may lodge disagreement with a company’s policies or practices by withholding support from the relevant proposal rather than from the director nominee(s) to which the Proxy Advisory Firm assigns a correlation.

In cases where the lodging of disagreement by the Funds is assigned to the board of directors, support will be withheld from the director(s) deemed responsible. Responsibility may be attributed to the entire board, a committee, or an individual, and the Funds will apply a vote accountability guideline (“Vote Accountability Guideline”) specific to the concerns under review. For example:

●	Relevant committee chair

●	Relevant committee member(s)

●	Board chair.

If director(s) to whom responsibility has been attributed is not standing for election (e.g., the board is classified), support will typically not be withheld from other directors in their stead. Additionally, the Funds will typically vote FOR a director in connection with issues raised by the Proxy Advisory Firm if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

Vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Proxy Advisory Firm’s recommendation to withhold support from the legal entity and vote on the physical person.

Bundled Director Slates

WITHHOLD support from directors or slates of directors when they are presented in a manner not aligned with market best practice and/or regulation, irrespective of complying with independence requirements, such as:

●	Bundled slates of directors (e.g., Canada, France, Hong Kong, or Spain);
●	In markets with term lengths capped by regulation or market practice, directors whose terms exceed the caps or are not disclosed; or

●	Directors whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

For companies with multiple slates in Italy, follow the Proxy Advisory Firm’s standards for assessing which slate is best suited to represent shareholder interests.

Independence

Director and Board/Committee Independence

The Funds expect boards to have an appropriate level of independence at both the board and key committee level. Audit, compensation/remuneration, nominating and/or governance committees are considered key committees. A director would be deemed non-independent if the individual had/has a relationship with the company that could potentially influence the individual’s objectivity causing the inability to satisfy fiduciary standards on behalf of shareholders. The Funds will consider the relevant country or market listing exchange, the country’s corporate governance code, the Proxy Advisory Firm’s standards, and generally accepted best practice (collectively “Independence Expectations”) with respect to determining director independence and Board/Committee independence levels. Note: Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to board independence.

The Funds will consider non-independent directors standing for election on a Case-by-Case basis when the full board or committee does not meet Independence Expectations.

●	WITHHOLD support from the non-independent nominating committee chair or non-independent board chair, and if necessary, fewest non-independent directors including the Founder, Chairman or CEO if their removal would achieve the independence requirements across the remaining board or key committee, except that support may be withheld from additional directors whose relative level of independence cannot be differentiated, or the number required to achieve the independence requirements is equal to or greater than the number of non-independent directors standing for election.

●	WITHHOLD support from slates of directors if the board’s independence cannot be ascertained due to inadequate disclosure or when the board’s independence does not meet Independence Expectations.

●	WITHHOLD support from key committee slates if they contain non-independent directors.

●	WITHHOLD support from non-independent nominating committee chair, board chair, and/or directors if the full board serves or appears to serve as a key committee, the board has not established a key committee, or the board and/or a key committee(s) does not meet the Independence Expectations.

Self-Nominated/Shareholder-Nominated Director Candidates

Consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis. WITHHOLD support from the candidate when:

●	Adequate disclosure has not been provided (e.g., rationale for candidacy and candidate’s qualifications relative to the company);
●	The candidate’s agenda is not in line with the long-term best interests of the company; or
●	Multiple self-nominated candidates are being considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Management Proposals Seeking Non-Board Member Service on Key Committees

Vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), nominating and/or governance committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s) except where best market practice otherwise dictates.

Consider other concerns regarding committee members on a CASE-BY-CASE basis.

Shareholder Proposals Regarding Board/Key Committee Independence

Vote AGAINST shareholder proposals asking that the independence be greater than that required by the country or market listing exchange or asking to redefine director independence.

Board Member Roles and Responsibilities

Attendance

WITHHOLD support from a director who, during both of the most recent two years, has served on the board during the two-year period but attended less than 75 percent of the board and committee meetings without a valid reason for the absences or if the two-year attendance record cannot be ascertained from available disclosure (e.g., the company did not disclose which director(s) attended less than 75 percent of the board and committee meetings during the director’s period of service without a valid reason for the absences).

WITHHOLD support on nominating committee members according to the Vote Accountability Guideline if a director has three or more years of poor attendance without a valid reason for the absences.

The two-year attendance policy shall be applied to attendance of statutory auditors at Japanese companies.

Over-boarding

Vote AGAINST directors who sit on more than:

●	Two public boards in addition to their own and are named executives officers at any of the companies, WITHHOLD support only at their outside boards.

●	Six public company boards, or

●	Four public company boards and is the Board Chair at two or more public companies.

.Vote AGAINST shareholder proposals limiting the number of public company boards on which a director may serve.

Combined Chairman / CEO Role

Vote FOR directors without regard to recommendations that the position of chairman should be separate from that of CEO, or should otherwise require to be independent, unless other concerns requiring Case-by-Case consideration are raised (e.g., former CEOs proposed as board chairmen in markets, such as the United Kingdom, for which best practice recommends against such practice).

Consider shareholder proposals on a CASE-BY-CASE basis that require the positions of chairman and CEO be held separately.

Cumulative/Net Voting Markets (e.g., Russia)

When cumulative or net voting applies, generally follow the Proxy Advisory Firm’s approach to vote FOR nominees, such as when asserted by the issuer to be independent, irrespective of key committee membership, even if independence disclosure or criteria fall short of the Proxy Advisory Firm’s standards.

Board Accountability

Diversity

Vote AGAINST directors according to the Vote Accountability Guideline if there is an absence of diversity on the board; consider on a CASE-BY-CASE basis if diversity was present prior to the most recent annual meeting.

Vote FOR shareholder proposals that request the company to improve / promote diversity and/or diversity-related disclosure.

Return on Equity

Vote FOR the top executive at companies in Japan if the only reason the Proxy Advisory Firm’s Withhold recommendation is due to the company underperforming in terms of capital efficiency or company performance, e.g. net losses or low return on equity (ROE).

Compensation Practices

Support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders.

Where applicable, votes on compensation committee members in connection with compensation practices should be considered on a Case-by-Case basis:

●	Say on Pay responsiveness. Consider compensation committee members on a CASE-BY-CASE basis for failure to sufficiently address compensation concerns prompting significant opposition to the most recent say on pay vote or continuing to maintain problematic pay practices, factoring in considerations such as level of shareholder opposition, subsequent actions taken by the compensation committee, and level of responsiveness disclosure.

●	Say on Pay frequency. WITHHOLD support according to the Vote Accountability Guideline if the Proxy Advisory Firm opposes directors because the company failed to include a Say on Pay proposal and/or a Frequency of Say on Pay proposal when required under SEC or market regulatory provisions; or implemented a say on pay schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders; or is an externally-managed issuer (EMI) or externally-managed REIT (EMR) and has failed to include a Say on Pay proposal or adequate disclosure of the compensation structure.
●	Commitments. Vote FOR compensation committee members receiving an adverse recommendation by the Proxy Advisory Firm due to problematic pay practices or thresholds (e.g. burn rate) if the company makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis. However, consider on a CASE-BY-CASE basis if the company does not rectify the practice by the following year’s annual general meeting.

For markets in which the issuer has not followed market practice by submitting a resolution on executive compensation, consider remuneration committee members on a CASE-BY-CASE basis.

Accounting Practices

Consider on a CASE-BY-CASE basis audit committee members, the company’s CEO or CFO, if nominated as directors, or the board chair or lead director, if poor accounting practice concerns are raised, factoring in considerations such as if the:

●	Audit committee failed to remediate known on-going material weaknesses in the company’s internal controls for more than a year.
●	Company has not yet had a full year to remediate the concerns since the time they were identified.
●	Company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring.

Vote FOR audit committee members, or the company’s CEO or CFO if nominated as directors, who did not serve on the committee or did not have responsibility over the relevant financial function, during the majority of the time period relevant to the concerns cited.

WITHHOLD support on audit committee members according to the Vote Accountability Guideline if the company has failed to disclose auditors’ fees and has not provided an auditor ratification or remuneration proposal for shareholder vote.

Problematic Actions

Consider directors on a CASE-BY-CASE basis when the Proxy Advisory Firm cites them for problematic actions including a lack of due diligence in relation to a major transaction (e.g., a merger or an acquisition), material failures, lack of risk oversight, scandals, malfeasance, or negligent internal controls at the company or that of an affiliate, factoring in the merits of the director’s performance, rationale, and disclosure when:

●	Culpability can be attributed to the director (e.g., director manages or is responsible for the relevant function); or
●	The director has been directly implicated, resulting in arrest, criminal charge, or regulatory sanction.

Consider members of the nominating committee on a CASE-BY-CASE basis when a director with the above concerns is being nominated to serve on the board.

Vote AGAINST applicable directors due to share pledging concerns, factoring in the pledged amount, unwind time, and any historical concerns being raised. Responsibility will be assigned to the pledgor, where the pledged amount and unwind time are deemed significant and, therefore, an unnecessary risk to the company.

WITHHOLD support from (a) all members of the governance committee, or nominating committee if a formal governance committee has not been established, and (b) directors holding shares with superior voting rights if the company is controlled by means of a dual class share with superior / exclusive voting rights and does not have a reasonable sunset provision; i.e., fewer than five years.

WITHHOLD support from incumbent directors (tenure being greater than one year) if (a) no governance or nominating committee directors are under consideration or the company does not have governance or nominating committees, and (b) no director holding the shares with superior voting rights is under consideration; otherwise, consider on a CASE-BY-CASE basis all directors. Investment Professionals that have day-to-day portfolio management responsibility for such companies may be requested to submit a recommendation to the AO Team.

WITHHOLD support from directors according to the Vote Accountability Guideline when the Proxy Advisory Firm recommends withholding support due to the board (a) unilaterally adopting by-law amendments that have a negative impact on existing shareholder rights or functions as a diminution of shareholder rights, and which are not specifically addressed under the Guidelines, or (b) failing to remove or subject to a reasonable sunset provision such by-laws.

Anti-Takeover Measures

WITHHOLD support according to the Vote Accountability Guideline if the company implements excessive anti-takeover measures.

WITHHOLD support according to the Vote Accountability Guideline if the company fails to remove restrictive poison pill features, ensure a pill’s expiration, or submit the poison pill in a timely manner to shareholders for vote, unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill.

Board Responsiveness

Vote FOR if the majority-supported shareholder proposal has been reasonably addressed.

o	Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.

WITHHOLD support according to the Vote Accountability Guideline if a shareholder proposal received majority support and the board has not disclosed a credible rationale for not implementing the proposal.

WITHHOLD support on a director if the board has not acted upon the director who did not receive shareholder support representing a majority of the votes cast at the previous annual meeting; consider such directors on a CASE-BY-CASE basis if the company has a controlling shareholder(s).

Vote FOR when the issue relevant to the majority negative vote has been adequately addressed or cured, which may include sufficient disclosure of the board’s rationale.

Board–Related Proposals

Classified/Declassified Board Structure

Vote AGAINST proposals to classify the board unless the proposal represents an increased frequency of a director’s election in the staggered cycle (e.g., seeking to move from a three-year cycle to a two-year cycle).

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Board Structure

Vote FOR management proposals to adopt or amend board structures.

Vote AGAINST if the resulting change(s) would mean the board would not meet Independence Expectations.

For companies in Japan, generally vote FOR proposals seeking a board structure that would provide greater independent oversight.

Board Size

Vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations; however, vote AGAINST if seeking to remove shareholder approval rights or the board fails to meet market independence requirements.

Director and Officer Indemnification and Liability Protection

Consider on a CASE-BY-CASE basis proposals on director and officer indemnification and liability protection, using Delaware law as the standard.

Vote against proposals to limit or eliminate entirely directors’ and officers’ liability in connection with monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts that are more serious violations of fiduciary obligation, such as negligence.

Director and Officer Indemnification and Liability Protection

Vote in accordance with the Proxy Advisory Firm’s standards (e.g. overly broad provisions).

Discharge of Management/Supervisory Board Members

Vote FOR management proposals seeking the discharge of management and supervisory board members (including when the proposal is bundled), unless concerns are raised about the past actions of the company’s auditors or directors, or legal or regulatory action is being taken against the board by other shareholders.

Vote FOR such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the company or its board.

Establish Board Committee

Vote FOR shareholder proposals that seek creation of a key committee of the board.

Vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Filling Board Vacancies / Removal of Directors

Vote AGAINST proposals that allow directors to be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that allow only continuing directors to elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Stock Ownership Requirements

Vote AGAINST such shareholder proposals.

Term Limits / Retirement Age

Vote FOR management proposals and AGAINST shareholder proposals limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors, unless the proposal seeks to relax existing standards.

2-	Compensation

Frequency of Advisory Votes on Executive Compensation

Vote FOR proposals seeking an annual say on pay, and AGAINST those seeking less frequent.

Proposals to Provide an Advisory Vote on Executive Compensation (Canada)

Vote FOR if it is an ANNUAL vote, unless the company already provides shareholders with an annual vote.

Executive Pay Evaluation

Advisory Votes on Executive Compensation (Say on Pay) and Remuneration Reports or Committee Members in Absence of Such Proposals

Vote FOR management proposals seeking ratification of the company’s executive compensation structure, unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Proxy Advisory Firm.

Listed below are examples of compensation practices and provisions, and respective consideration and treatment under the Guidelines, factoring in whether the company has provided reasonable rationale/disclosure for such factors or the proposal as a whole.

Consider on a CASE-BY-CASE basis:

●	Short-Term Investment Plans where the board has exercised discretion to exclude extraordinary items.
●	Retesting in connection with achievement of performance hurdles.
●	Long-Term Incentive Plans where executives already hold significant equity positions.
●	Long-Term Incentive Plans where the vesting or performance period is too short or stringency of the performance criteria is called into question.
●	Pay Practices (or combination of practices) that appear to have created a misalignment between CEO pay and performance with regard to shareholder value.
●	Long-Term Incentive Plans that lack an appropriate equity component (e.g., “cash-based only”).
●	Excessive levels of discretionary bonuses, recruitment awards, retention awards, non-compete payments, severance/termination payments, perquisites (unreasonable levels in context of total compensation or purpose of the incentive awards or payouts).

Vote AGAINST:

●	Provisions that permit or give the Board sole discretion for repricing, replacement, buy back, exchange, or any other form of alternative options. (Note: cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.)
●	Single Trigger Severance Provisions in new or materially amended plans, contracts, or payments that do not require an actual change in control in order to be triggered.
●	Plans that allow named executive officers to have material input into setting their pay.
●	Short-Term Incentive Plans where treatment of payout factors has been inconsistent (e.g., exclusion of losses but not gains).
●	Company plans in international markets that provide for contract or notice periods or severance/termination payments that exceed market practices, e.g., relative to multiple of annual compensation.
●	Compensation structures at externally-managed issuers (EMI) or externally-managed REITs (EMR) that lack adequate disclosure, based on the Proxy Advisory Firm’s assessment.
●	Legacy single trigger severance provisions in plans, contracts, or payments that do not require an actual change in control in order to be triggered.

Golden Parachutes

Vote to ABSTAIN on golden parachutes if it is determined that the Funds would not have an economic interest, such as the case in an all-cash transaction, regardless of payout terms, amounts, thresholds, etc.

However, if an economic interest exists, vote AGAINST due to:

●	Single or modified-single trigger severance provisions
●	Total NEO payout as a percentage of the total equity value.
●	Aggregate of all single-triggered components (cash and equity) as a percentage of the total NEO payout.
●	Excessive payout.
●	Recent material amendments or new agreements that incorporate problematic features.

Equity-Based and Other Incentive Plans Including OBRA

Equity Compensation

Consider on a CASE-BY-CASE basis compensation and employee benefit plans, including those in connection with OBRA, or the issuance of shares in connection with such plans. Vote the plan or issuance based on factors and related vote treatment under the Executive Pay Evaluation section above or based on circumstances specific to such equity plans as follows:

Vote FOR the plan, if:

●	Board independence is the only concern.
●	Amendment places a cap on annual grants.
●	Amendment adopts or changes administrative features to comply with Section 162(m) of OBRA.
●	Amendment adds performance-based goals to comply with Section 162(m) of OBRA.

●	Cash or cash-and-stock bonus components are being approved for exemption from taxes under Section 162(m) of OBRA.
o	Give primary consideration to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Vote AGAINST if the plan:

●	Exceeds recommended costs (U.S. or Canada).
●	Incorporates share allocation disclosure methods that prevent a cost or dilution assessment.
●	Exceeds recommended burn rates and/or dilution limits, including cases in which dilution cannot be fully assessed (e.g., due to inadequate disclosure).
●	Allows deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors.
●	Provides for retirement benefits or equity incentive awards to outside directors if not in line with market practice.
●	Allows financial assistance to executives, directors, subsidiaries, affiliates, or related parties that is not in line with market practice.
●	Allows plan administrators to benefit from the plan as potential recipients.
●	Allows for an overly liberal change in control definition. (This refers to plans that would reward recipients even if the event does not result in an actual change in control or results in a change in control but does not terminate the employment relationship.)
●	Allows for post-employment vesting or exercise of options if deemed inappropriate.
●	Allows plan administrators to make material amendments without shareholder approval.
●	Allows procedure amendments that do not preserve shareholder approval rights.

Amendment Procedures for Equity Compensation Plans and Employee Stock Purchase Plans (ESPPs) (Toronto Stock Exchange Issuers)

Vote AGAINST if the amendment procedures do not preserve shareholder approval rights.

Stock Option Plans for Independent Internal Statutory Auditors (Japan)

Vote AGAINST.

Matching Share Plans

Vote AGAINST if the matching share plan does not meet recommended standards, considering holding period, discounts, dilution, participation, purchase price, or performance criteria.

Employee Stock Purchase Plans or Capital Issuance in Support Thereof

Voting decisions are generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Director Compensation

Non-Executive Director Compensation

Vote FOR cash-based proposals.

Vote AGAINST performance-based equity-based proposals and patterns of excessive pay.

Bonus Payments (Japan)

Vote FOR if all payments are for directors or auditors who have served as executives of the company, and AGAINST if any payments are for outsiders.

Bonus Payments – Scandals

Vote AGAINST bonus proposals for a retiring director or continuing director or auditor when culpability can be attributed to the nominee.

Consider on a CASE-BY-CASE basis bundled bonus proposals for retiring directors or continuing directors or auditors when culpability cannot be attributed to all nominees.

Severance Agreements

Vesting of Equity Awards upon Change in Control

Vote FOR management proposals seeking a specific treatment (e.g., double trigger or pro-rata) of equity that vests upon change in control, unless evidence exists of abuse in historical compensation practices.

Vote AGAINST shareholder proposals regarding the treatment of equity if the change in control severance provisions are double-triggered. Vote FOR the proposal if such provisions are not double-triggered.

Executive Severance or Termination Arrangements, including those Related to Executive Recruitment or Retention

Vote FOR such compensation arrangements if:

●	The primary concerns raised would not result in a negative vote, under these Guidelines, on a management say on pay proposal, or the relevant board or committee member(s);
●	The company has provided adequate rationale and/or disclosure; or
●	Support is recommended as a condition to a major transaction such as a merger.

Treatment of Severance Provisions

Vote AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control severance provisions or do not require an actual change in control in order to be triggered.

Vote FOR shareholder proposals seeking double triggers on change in control severance provisions.

Compensation-Related Shareholder Proposals

Executive and Director Compensation

Consider on a CASE-BY-CASE basis shareholder proposals that seek to impose new compensation structures or policies.

Holding Periods

Vote AGAINST shareholder proposals requiring mandatory periods for officers and directors to hold company stock.

Submit Severance and Termination Payments for Shareholder Ratification

Vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, supplemental executive retirement plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

3-	Audit-Related

Auditor Ratification and/or Remuneration

Vote FOR management proposals except in such cases as indicated below.

Consider on a CASE-BY-CASE basis if:

●	The Proxy Advisory Firm raises questions of disclosure or auditor independence; or
●	Total fees for non-audit services exceed 50 percent of the total auditor fees (including audit-related fees, and tax compliance and preparation fees if applicable).
●	There is evidence of excessive compensation relative to the size and nature of the company.

Vote AGAINST if the company has failed to disclose auditors’ fees.

Vote FOR shareholder proposals asking the company to present its auditor annually for ratification.

Auditor Independence

Consider on a CASE-BY-CASE basis shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

Audit Firm Rotation

Vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

Indemnification of Auditors

Vote AGAINST the indemnification of auditors.

Independent Statutory Auditors (Japan)

Vote AGAINST if the candidate is or was affiliated with the company, its main bank, or one of its top shareholders.

Vote AGAINST incumbent directors at companies implicated in scandals or exhibiting poor internal controls.

Vote FOR remuneration as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

4-	Shareholder Rights and Defenses

Advance Notice for Shareholder Proposals

Vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the company.

Corporate Documents / Article and Bylaw Amendments or Related Director Actions

Vote FOR if the change or policy is editorial in nature or if shareholder rights are protected.

Vote AGAINST if it seeks to impose a negative impact on shareholder rights or diminishes accountability to shareholders, including where the company failed to opt out of a law that affects shareholder rights (e.g., staggered board).

With respect to article amendments for Japanese companies:

●	Vote FOR management proposals to amend a company’s articles to expand its business lines in line with its current industry.
●	Vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.
●	If anti-takeover concerns exist, vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.
●	Follow the Proxy Advisory Firm’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Majority Voting Standard

Vote FOR proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, provided they contain a plurality carve-out for contested elections, and provided such standard does not conflict with applicable law in the country in which the company is incorporated.

Vote FOR amendments to corporate documents or other actions promoting a majority standard.

Cumulative Voting

Vote FOR shareholder proposals to restore or permit cumulative voting.

Vote AGAINST management proposals to eliminate cumulative voting if the company:

●	Is controlled;
●	Maintains a classified board of directors; or
●	Maintains a dual class voting structure.

Proposals may be supported irrespective of classified board status if a company plans to declassify its board or adopt a majority voting standard.

Confidential Voting

Vote FOR management proposals to adopt confidential voting.

Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

●	In the case of a contested election, management should be permitted to request that the dissident group honors its confidential voting policy.
●	If the dissidents agree, the policy remains in place.
●	If the dissidents do not agree, the confidential voting policy is waived.

Fair Price Provisions

Consider on a CASE-BY-CASE basis proposals to adopt fair price provisions.

Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Poison Pills

Vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that can be reasonably construed as an anti-takeover measure, based on the Proxy Advisory Firm’s approach to evaluating such proposals.

DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations.

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless:

●	Shareholders have approved adoption of the plan;
●	A policy has already been implemented by the company that should reasonably prevent abusive use of the pill; or
●	The board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Consider on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Proxy Access

Vote FOR proposals to allow shareholders to nominate directors and have those nominees listed in the company’s proxy statement and on the company’s proxy card, provided that the criteria meet the Funds’ internal thresholds, provided such standard does not conflict with applicable law in the country in which the company is incorporated. However, consider on a CASE-BY-CASE basis shareholder and management proposals that appear on the same agenda.

Vote FOR management proposals also supported by the Proxy Advisory Firm.

Quorum Requirements

Consider on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Exclusive Forum

Vote FOR management proposals to designate Delaware or New York as the exclusive forum for certain legal actions as defined by the company (“Exclusive Forum”) if the company’s state of incorporation is the same as its proposed Exclusive Forum, otherwise consider on a CASE-BY-CASE basis.

Reincorporation Proposals

Consider on a CASE-BY-CASE basis proposals to change a company’s state of incorporation.

Vote FOR management proposals not assessed as:

●	A potential takeover defense; or
●	A significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if so assessed, weighing management’s rationale for the change.

Vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.

Vote AGAINST shareholder reincorporation proposals not also supported by the company.

Shareholder Advisory Committees

Consider on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Right to Call Special Meetings

Vote FOR management proposals to permit shareholders to call special meetings.

Consider on a CASE-BY-CASE basis management proposals to adjust the thresholds applicable to call a special meeting.

Vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when any of the following applies:

●	Company does not currently permit shareholders to do so;
●	Existing ownership threshold is greater than 25 percent; or
●	Sole concern relates to a net-long position requirement.

Written Consent

Vote AGAINST shareholder proposals seeking the right to act by written consent if the company:

●	Permits shareholders to call special meetings;
●	Does not impose supermajority vote requirements on business combinations/actions (e.g., a merger or acquisition) and on bylaw or charter amendments; and
●	Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Vote AGAINST management proposals to eliminate the right to act by written consent.

State Takeover Statutes

Consider on a CASE-BY-CASE basis proposals to opt-in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Supermajority Shareholder Vote Requirement

Vote AGAINST proposals to require a supermajority shareholder vote and FOR proposals to lower supermajority shareholder vote requirements; except,

Consider on a CASE-BY-CASE basis if the company has shareholder(s) with significant ownership levels and the retention of existing supermajority requirements would protect minority shareholder interests.

Time-Phased Voting

Vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

5-	Capital and Restructuring

Consider on a CASE-BY-CASE basis management proposals to make changes to the capital structure not otherwise addressed under these Guidelines, voting with the Proxy Advisory Firm’s recommendation, unless a contrary recommendation from the relevant Investment Professional(s) is utilized.

Vote AGAINST proposals authorizing excessive discretion to a board.

Capital

Common Stock Authorization

Consider on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issuance. The Proxy Advisory Firm’s proprietary approach of determining appropriate thresholds will be utilized in evaluating such proposals. In cases where the requests are above the allowable threshold, a company-specific qualitative review (e.g., considering rationale and prudent historical usage) will be utilized.

Vote FOR proposals within the Proxy Advisory Firm’s allowable thresholds, or those in excess but meeting Proxy Advisory Firm’s qualitative standards, to authorize capital increases, unless the company states that the stock may be used as a takeover defense.

Vote FOR proposals to authorize capital increases exceeding the Proxy Advisory Firm’s thresholds when a company’s shares are in danger of being delisted.

Notwithstanding the above, vote AGAINST:

●	Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines (e.g., merger or acquisition proposals).

Dual Class Capital Structures

Vote AGAINST:

●	Proposals to create or perpetuate dual class capital structures with unequal voting rights (e.g., exchange offers, conversions, and recapitalizations) unless supported by the Proxy Advisory Firm (e.g., utilize a one share, one vote standard, contains a sunset provision of five years or fewer, to avert bankruptcy or generate non-dilutive financing, or not designed to increase the voting power of an insider or significant shareholder).
●	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

Vote FOR proposals to eliminate dual class capital structures.

General Share Issuances / Increases in Authorized Capital

Consider specific issuance requests on a Case-by-Case basis based on the proposed use and the company’s rationale.

Voting decisions to determine support for requests for general issuances (with or without preemptive rights), authorized capital increases, convertible bonds issuances, warrants issuances, or related requests to repurchase and reissue shares, will be based on the Proxy Advisory Firm’s assessment.

Preemptive Rights

Consider on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preferred Stock

Utilize the Proxy Advisory Firm's approach for evaluating issuances or authorizations of preferred stock, taking into account the Proxy Advisory Firm's support of special circumstances, such as mergers or acquisitions, as well as the following criteria:

Consider on a CASE-BY-CASE basis proposals to increase the number of shares of blank check preferred shares or preferred stock authorized for issuance. This approach incorporates both qualitative and quantitative measures, including a review of:

●	Past performance (e.g., board governance, shareholder returns, and historical share usage); and
●	The current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Proxy Advisory Firm’s model for assessing appropriate thresholds).

Vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or not utilize a disparate voting rights structure.

Vote AGAINST where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense.

Vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Preferred Stock (International)

Voting decisions should generally be based on the Proxy Advisory Firm’s approach, including:

●	Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
●	Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Proxy Advisory Firm’s guidelines on equity issuance requests.
●	Vote AGAINST the creation of:

(1) A new class of preference shares that would carry superior voting rights to the common shares, or

(2) Blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote FOR shareholder proposals requesting to have shareholder ratification of blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms but vote AGAINST plans with terms favoring selected parties.

Vote FOR management proposals to cancel repurchased shares.

Vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider on a CASE-BY-CASE basis shareholder proposals seeking share repurchase programs, giving primary consideration to input from the relevant Investment Professional(s).

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Proxy Advisory Firm’s allowable thresholds.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split, taking into account management’s rationale and/or disclosure if the split constitutes a capital increase effectively exceeding the Proxy Advisory Firm’s allowable threshold due to the lack of a proportionate reduction in the number of shares authorized.

Allocation of Income and Dividends

With respect to Japanese and South Korean companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendations to oppose such proposals when:

●	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
●	The payout is excessive given the company’s financial position.

Vote FOR such management proposals by companies in other markets.

Vote AGAINST proposals where companies are seeking to establish or maintain disparate dividend distributions between stockholders of the same share class (e.g., long-term stockholders receiving a higher dividend ratio (“Loyalty Dividends”)).

In any market, in the event multiple proposals regarding dividends are on the same agenda, vote FOR the management proposal if the proposal meets the support conditions described above and vote AGAINST the shareholder proposal; otherwise, consider on a CASE-BY-CASE basis.

Stock (Scrip) Dividend Alternatives

Vote FOR most stock (scrip) dividend proposals but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Tracking Stock

Consider the creation of tracking stock on a CASE-BY-CASE basis, giving primary consideration to the input from the relevant Investment Professional(s).

Capitalization of Reserves

Vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Proxy Advisory Firm.

Debt Instruments and Issuance Requests (International)

Vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is not excessive as defined by the Proxy Advisory Firm’s thresholds.

Vote AGAINST proposals where the issuance of debt will result in an excessive gearing level as defined by the Proxy Advisory Firm’s thresholds, or for which inadequate disclosure precludes calculation of the gearing level, unless the Proxy Advisory Firm’s approach to evaluating such requests results in support of the proposal.

Acceptance of Deposits (India)

Voting decisions generally are based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Debt Restructurings

Consider on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Financing Plans

Vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Investment of Company Reserves (International)

Consider proposals on a case-by-case basis.

Restructuring

Mergers and Acquisitions, Special Purpose Acquisition Corporations (SPACs) and Corporate Restructurings

Vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

Consider on a case-by-case basis based on the Proxy Advisory Firm’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Waiver on Tender-Bid Requirement

Consider proposals on a CASE-BY-CASE basis if seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Related Party Transactions

Vote FOR approval of such transactions, unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director or related party independence.

6-	Environmental and Social Issues

Environmental and Social Proposals

Institutional shareholders are scrutinizing an increasing number of shareholder proposals regarding environmental and social matters. Accordingly, in addition to the company’s governance risks and opportunities, companies should also assess their environmental and social risks and opportunities as it pertains to its stakeholders including its employees, shareholders, communities, suppliers, and customers.

Companies should adequately disclose how they evaluate and mitigate such material risks in order to allow shareholders to assess how well the companies are mitigating and leveraging their social and environmental risks and opportunities Ideally, companies should adopt disclosure methodologies taking into account recommendations from the Sustainability Accounting Standards Board (SASB), Task Force on Climate-related Financial Disclosures (TCFD), or Global Reporting Initiative (GRI) to foster uniform disclosure and to allow shareholders to assess risks across issuers.

Accordingly, vote FOR proposals related to environmental, sustainability and corporate social responsibility if the company’s disclosure and/or its management of the issue(s) appears inadequate relative to its peers and if the proposal:

●	is applicable to the company’s business,
●	enhances long-term shareholder value,
●	requests more transparency and commitment to improve the company’s environmental and/or social risks,
●	aims to benefit the company’s stakeholders,
●	is reasonable and not unduly onerous or costly, or
●	is not requesting data that is primarily duplicative to data the company already publicly provides.

Environmental

Generally, vote FOR proposals relating to environmental impact that reasonably:

●	aim to reduce negative environmental impact, including the reduction of GHG emissions and other contributing factors to global climate change,
●	request disclosure of how the company is addressing its impact on the climate.

Social

Generally, vote FOR proposals relating to corporate social responsibility that request disclosure of how the company is managing its:

●	employee and board diversity
●	human capital management, human rights, and supply chain risks.

Approval of Donations

Vote FOR proposals if they are for single- or multi-year authorities and prior disclosure of amounts is provided. Otherwise, vote AGAINST such proposals.

7-	Routine/Miscellaneous

Routine Management Proposals

Consider proposals on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends voting AGAINST.

Authority to Call Shareholder Meetings on Less than 21 Days’ Notice

For companies in the United Kingdom, consider on a CASE-BY-CASE basis, factoring in whether the company has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Approval of Financial Statements and Director and Auditor Reports

Vote AGAINST if there are concerns regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.

Consider on a CASE-BY-CASE basis if there are other concerns regarding severance/termination payments.

Vote AGAINST if there is concern about the company’s financial accounts and reporting, including related party transactions.

Vote AGAINST board-issued reports receiving a negative recommendation from the Proxy Advisory Firm due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.

Vote FOR if the only reason for a negative recommendation by the Proxy Advisory Firm is to express disapproval of broader practices of the company or its board.

Other Business

Vote AGAINST proposals for Other Business.

Adjournment

●	Vote FOR when presented with a primary proposal such as a merger or corporate restructuring that is also supported.
●	Vote AGAINST when not presented with a primary proposal, such as a merger, and a proposal on the ballot is being opposed.
●	Consider other circumstances on a CASE-BY-CASE basis.

Changing Corporate Name

Vote FOR management proposals requesting a change in corporate name.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that:

●	Support for a single proposal is not operationally required;
●	No one proposal is deemed superior in the interest of the Fund(s); and
●	Each proposal would otherwise be supported under these Guidelines.

Vote AGAINST any proposals that would otherwise be opposed under these Guidelines.

Bundled Proposals

Vote FOR if all of the bundled items are supported by these Guidelines.

Consider on a CASE-BY-CASE basis if one or more items are not supported by these Guidelines and/or the Proxy Advisory Firm deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

This instruction is in regard to items for which support has become moot (e.g., a director for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment)); WITHHOLD support if recommended by the Proxy Advisory Firm.

8-	Mutual Fund Proxies

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Hire and Terminate Sub-Advisors

Vote FOR management proposals that authorize the board to hire and terminate sub-advisors.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Vote AGAINST shareholder proposals for the establishment of a director ownership requirement. All other matters should be examined on a CASE-BY-CASE basis.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Fund’s portfolio:

Jeff Bakalar is senior managing director, group head and chief investment officer of the Voya Investment Management senior loan group. He is chairman of the group’s investment committee. Jeff is currently a member of the board of directors of the Loan Syndications and Trading Association. Jeff earned an MBA from DePaul University.

Kelly Byrne, Portfolio Manager and Senior Vice President, has been with Voya IM’s Leveraged Credit group since January 2005.

(a)(2V-iii) Other Accounts Managed

The following table show the number of accounts and total assets in the accounts managed by the portfolio managers of the Sub-Adviser as of February 28, 2022, unless otherwise indicated.

Voya Senior Income Fund (SIF)

	Mutual Funds Registered Investment Companies		Other Pool Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jeff Bakalar	2	$654,825,791	71	$3,894,910,961	16	$2,266,273,612
Kelly Byrne	2	$654,825,791	0	$0	0	$0

(a)(2)(iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, VIM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

(a)(3) Compensation

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a predefined set of Voya IM sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

Voya IM has a defined index (the Standard & Poor's LSTA Leveraged Loan Index) set performance goals to appropriately reflect requirements for the investment team. The measures for each team re outlined on a "scorecard" that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three- and five-year periods; year -to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) and revenue growth for all accounts managed by the team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards. Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow and 5% revenue growth).

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

(a)(4) Ownership of Securities

The following table shows the dollar range of shares of the Trust owned by each team member as of February 28, 2022, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Ownership:

Portfolio Manager	Dollar Range of Trust Shares Owned
Jeff Bakalar	None
Kelly Byrne	None

(b) None.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Bank of New York Mellon serves as the securities lending agent. As the securities lending agent, The Bank of New York Mellon administers the securities lending program.

The following table provides the dollar amounts of income and fees/compensation related to the securities lending activities of the Fund for its most recent fiscal year. There are no fees paid to the securities lending agent for cash collateral management services, administrative fees, indemnification fees, or other fees.

Fund	Gross securities lending income	Fees paid to securities lending agent from revenue split	Positive Rebate	Negative Rebate	Net Rebate	Total Aggregate fees/compensation paid to securities lending agent or broker	Net Securities Income
Voya Senior Income Fund	None	None	None	None	None	None	None

Item 13. Exhibits.

(a)(1)  The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)  Not applicable.

(b)  The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Senior Income Fund

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: May 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: May 4, 2022

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: May 4, 2022